UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a – 6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

RANCON REALTY FUND IV, A CALIFORNIA LIMITED PARTNERSHIP

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies: Limited partner units

(2)	Aggregate number of securities to which transaction applies: 65,819

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $612. Pursuant to Rule 0-11(c)(2), the fee was calculated on the amount of cash that is estimated to be received from the Registrant from the sales of the Registrant’s property, assuming that the Registrant receives the maximum amount of the estimated liquidation proceeds.

(4)	Proposed maximum aggregate value of transaction: $40,281,228

(5)	Total fee paid: $8,056.25

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

RANCON REALTY FUND IV,

A CALIFORNIA LIMITED PARTNERSHIP

400 South El Camino Real, Suite 1100

San Mateo, CA 94402

(650) 343-9300

April 21, 2014

Dear Limited Partner:

You are a limited partner (a “Limited Partner”) in Rancon Realty Fund IV, a California limited partnership (the “Partnership”). On behalf of Partnership, we are writing to request your consent to authorize Daniel L. Stephenson and Rancon Financial Corporation, as the general partners of the Partnership (the “General Partners”), to sell the assets of the Partnership and wind up its affairs (the “Liquidation”). The Liquidation involves the sale of the remaining properties owned by the Partnership, payment of Partnership liabilities, distribution of any proceeds and dissolution of the Partnership.

In connection with the proposed Liquidation, attached are a Notice for Action by Written Consent, a Consent Solicitation Statement, which contains important information relating to the Liquidation, and a Consent Form with a return envelope. You are urged to read the Consent Solicitation Statement carefully. If you are in doubt as to how to deal with the matters described in the Consent Solicitation Statement, you should consult your financial, legal and tax advisors.

If you want your vote to be represented, you should complete the enclosed Consent Form and sign, date and return it promptly in the enclosed Business Reply envelope, or in the manner set forth in the attached Consent Solicitation Statement under the caption “Voting Procedures.” This solicitation will not expire, and will continue until the requisite number of consents for the proposal are obtained or the General Partners abandon the solicitation, in their sole discretion.

Sincerely,

RANCON REALTY FUND IV,
a California limited partnership

By:	/s/ Daniel L. Stephenson
Daniel L. Stephenson, its General Partner

By:	Rancon Financial Corporation,
its General Partner

	By:	/s/ Daniel L. Stephenson
Daniel L. Stephenson, President

RANCON REALTY FUND IV, A CALIFORNIA LIMITED PARTNERSHIP

NOTICE FOR ACTION BY WRITTEN CONSENT OF LIMITED PARTNERS

To the Limited Partners of Rancon Realty Fund IV, a California limited partnership:

We are soliciting consent from the holders of limited partner units (“Units”) of Rancon Realty Fund IV, a California limited partnership (the “Partnership”), to authorize Daniel L. Stephenson and Rancon Financial Corporation, the general partners of the Partnership, to sell the assets of the Partnership and wind up its affairs (the “Liquidation”). The proposed Plan of Liquidation and Dissolution is set forth in the accompanying Consent Solicitation Statement.

Because you are a holder of Units, we are required to ask for your consent to complete the Liquidation. Please carefully review the information in the enclosed Consent Solicitation Statement before voting. If you have any questions or require assistance in completing the enclosed Consent Form, please contact Preferred Partnership Services, Inc., toll free at (888) 909-7774, or by e-mail to proxy@myinvestment.com.

DATED at San Mateo, California this 21st day of April 2014.

Sincerely,

RANCON REALTY FUND IV,
a California limited partnership

By:	/s/ Daniel L. Stephenson
Daniel L. Stephenson, its General Partner

By:	Rancon Financial Corporation,
its General Partner

	By:	/s/ Daniel L. Stephenson
Daniel L. Stephenson, President

IMPORTANT: YOUR PARTICIPATION IS VERY IMPORTANT. PLEASE COMPLETE THE ENCLOSED CONSENT FORM AND SIGN, DATE AND RETURN IT PROMPTLY BY ONE OF THE VOTING PROCEDURES DESCRIBED BELOW UNDER THE CAPTION “VOTING PROCEDURES.” FAILURE TO RETURN THE ENCLOSED CONSENT FORM WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE LIQUIDATION.

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TABLE OF CONTENTS (cont’d)

Page No.

WHERE YOU CAN FIND MORE INFORMATION	24

APPENDICES	24

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RANCON REALTY FUND IV,

A CALIFORNIA LIMITED PARTNERSHIP

400 South El Camino Real, Suite 1100

San Mateo, CA 94402

(650) 343-9300

CONSENT SOLICITATION STATEMENT

FOR WRITTEN CONSENT WITHOUT A MEETING

Important Notice Regarding the Availability of Materials for this Consent Solicitation Statement: This Consent Solicitation Statement, together with a Notice for Action by Written Consent of Limited Partners and Consent Form, are available on the internet at the following address: myinvestment.com.

SUMMARY

General

This Consent Solicitation Statement is being furnished to holders (“Limited Partners” or “you”) of limited partner units (“Units”) of Rancon Realty Fund IV, a California limited partnership (the “Partnership” or “we”), in connection with the solicitation of approval for the sale of all of the Partnership’s assets and the dissolution of the Partnership (the “Liquidation”) pursuant to a Plan of Liquidation and Dissolution (the “Plan of Liquidation” or the “Plan”). The matter for which we seek consent is described in further detail in this Consent Solicitation Statement.

Proposed Plan of Liquidation and Dissolution (pages 12-14)

Upon approval of the Liquidation, Daniel L. Stephenson and Rancon Financial Corporation, as the general partners of the Partnership (the “General Partners”), will (1) hire an independent brokerage firm or firms to market for sale and sell the assets of the Partnership and use the sale proceeds and/or other Partnership funds to pay all expenses in connection with such sales, (2) pay or make provision for payment of all Partnership obligations and liabilities, and (3) distribute the remaining assets in the manner set forth in the Partnership’s Second Amended and Restated Agreement and Certificate of Limited Partnership, dated as of October 5, 1985, and amended as of March 27, 2014 (the “Partnership Agreement”). We will then file a Certificate of Cancellation with the California Secretary of State, whereupon the Partnership will be terminated and will cease to exist. We expect to complete the sale of the Partnership’s remaining properties within approximately twelve to eighteen months after the Limited Partners’ approval of the Liquidation. However, because of numerous uncertainties, the Liquidation may take longer or shorter than expected. The Partnership’s assets and liabilities may be transferred to a liquidating trust to facilitate the liquidation process. See the discussion of the liquidating trust under the caption “What You Should Know Before Voting on the Liquidation—Proposed Plan of Liquidation and Dissolution” below.

Background and Reasons for the Liquidation (pages 7-10)

The General Partners recommend the Liquidation of the Partnership for a number of reasons, including the following:

•	The term of the Partnership expires December 31, 2015, at which time the liquidation and dissolution of the Partnership must commence in accordance with the terms of the Partnership Agreement. There is current economic uncertainty which could negatively impact local and national economic conditions between now and December 31, 2015. The current interest rate environment provides purchasers the opportunity to leverage properties at historically low carrying costs and, therefore, creates favorable market conditions to sell. Due to the economic uncertainty of local and national markets between now and December 31, 2015, and a current favorable market condition to sell, the General Partners believe that the Liquidation is advisable at this time;
•	All of the Partnership’s debt will become due on or around December 31, 2015. The General Partners believe it may be difficult to refinance such debt, and consequently proceeds from the sale of the Partnership’s properties are needed to pay down such debt on or prior to the due date;
•	To the extent the properties are not sold, they will continue to subject the Partnership to the risks inherent in the ownership of real estate, such as fluctuations in occupancy rates, operating expenses and rental rates, which in turn may be affected by general and local economic conditions, the supply and demand for properties of the type owned by the Partnership and federal, state and local laws and regulations affecting the ownership and operation of real estate;

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•	The market for the trading of Units is sporadic, with Units generally traded at a value below the estimated Net Liquidation Value (as defined below), and thus it is difficult for the Limited Partners to sell their Units if they wish to do so;
•	Liquidation of the Partnership is likely to provide the Limited Partners with liquidating distributions; and
•	Liquidation of the Partnership would limit the administrative burdens to Limited Partners of including Schedule K-1 activity on their tax returns with respect to the Partnership.

Estimated Net Liquidation Value (page 14)

The General Partners estimate that the Partnership has an average net liquidation value to Limited Partners of approximately $612 per Unit (“Net Liquidation Value”). The foregoing is an estimate only, and the actual Net Liquidation Value could vary materially from the above estimate and may be substantially less. In estimating the Net Liquidation Value, the General Partners have relied upon estimates of the values of the Partnership’s properties and other assets, the costs of paying and satisfying all of the Partnership’s outstanding debts and liabilities, and the costs that the Partnership will incur as a result of and during the liquidation process. The General Partners’ estimates of the values of the properties are based upon the General Partners’ knowledge of the real estate market and the General Partners’ projections and models. No third-party appraisals were obtained in connection with the General Partners’ valuation of the Units, and the General Partners’ valuation and the methodology that they employed has not been verified or reviewed by any third-party advisor, including the Partnership’s auditors.

Furthermore, since the average Net Liquidation Value only represents the arithmetic mean of the amounts which the General Partners estimate will be distributed with respect to each Unit, the actual amount distributed with respect to each Unit likely will vary from the average Net Liquidation Value depending on the date and price such Units were originally acquired from the Partnership (whether by such Limited Partner or, in the case of Units which were acquired in the secondary market, the original holder of such Unit at the time of initial issuance) and the accrued preferred return for such Units. For the foregoing reasons, there can be no assurance that the amount distributed per Unit to a Limited Partner will equal the Net Liquidation Value, and the amount actually distributed to a Limited Partner may vary materially from this amount. See, “Risk Factors—Distributions to Limited Partners will not be uniform,” below.

Allocations (pages 20-21)

For a description of the manner in which net gain or net loss from the sale of the Partnership’s assets will be allocated among the Limited Partners and General Partners, and an amendment to the Partnership Agreement relating thereto, see “The Partnership and the General Partners—Allocations and Distributions.”

Liquidation Expenses (page 15)

The Partnership will pay for the expenses of this Consent Solicitation Statement and, if approved by the Limited Partners, the Liquidation.

Material United States Federal Income Tax Consequences (pages 15-19)

You are required to take into account your distributive share of the Partnership’s income, gains, losses, deductions, credits and tax preference items in computing your federal income tax liability for any taxable year. For federal income tax purposes, you will be required to include in your income your allocable share of the gain or loss realized by the Partnership upon the sale of the Partnership’s assets pursuant to the Liquidation. In addition, you will recognize gain or loss, as the case may be, to the extent the amount of the liquidating distribution received by you exceeds, or is less than, respectively, your tax basis for your Units. For a description of the manner in which net gain or net loss from the sale of the Partnership’s assets will be allocated among the Limited Partners and General Partners, see “The Partnership and the General Partners—Allocations and Distributions.”

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Your allocable share of Partnership income, gain or loss from the sale of the Partnership’s assets is generally treated as derived from a passive activity and generally subject to the “passive activity” rules. The “passive activity” rules allow taxpayers to deduct their passive activity losses only against their passive activity income. Passive activity income does not include “portfolio income” such as interest, dividends and royalties, and ordinary income such as salary and other compensation for personal services. Therefore, you are generally required to segregate income and loss as follows: “active” trade or business income or loss; “passive activity” income or loss; or “portfolio” income or loss. The passive activity rules apply to individuals, estates, trusts, personal service corporations and certain closely-held corporations (including S corporations). As set forth in more detail under the caption, “Material United States Federal Income Tax Consequences,” it is likely that the Partnership is treated as a “publicly traded partnership,” within the meaning of Section 469(k) of the Internal Revenue Code of 1986, as amended (the “Code”), and, as a result, any losses from operations have been treated as passive activity losses that may not be used to offset income from any other activity other than income generated by this Partnership. Income or gain from the Partnership as a result of the Liquidation (to the extent not used to offset losses from this Partnership) is generally treated as portfolio income.

If you as a Limited Partner are not or have not been able to use the passive activity losses generated by the Partnership, it is likely you will be able to use your unused passive activity losses to reduce your income from other sources at the time you receive the final liquidating distribution. Limited Partners are urged to consult with their tax advisors regarding the impact of the passive loss rules on their individual circumstances.

THE DISCUSSION OF U.S. FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE AND ON PAGES 15-19 OF THIS CONSENT SOLICITATION STATEMENT DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR LISTING OF ALL POTENTIAL TAX EFFECTS THAT MAY APPLY TO YOU. YOU ARE STRONGLY URGED TO CONSULT YOUR OWN TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES OF THE LIQUIDATION TO THEM, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

Appraisal Rights (page 19)

Neither California law nor the Partnership Agreement requires that Limited Partners be entitled to appraisal rights in the Liquidation, and no such appraisal rights will be afforded Limited Partners voting against the Liquidation.

Modification and Abandonment (page 13)

The Plan of Liquidation may be amended by the General Partners if they determine that such action would be in the best interest of the Partnership and its Limited Partners. Any amendment which appears necessary but would materially and adversely affect the interests of the Limited Partners must be approved by the Limited Partners holding more than 50% of the outstanding Units. The Plan of Liquidation may be abandoned by the General Partners after it is adopted if they determine that such action would be in the best interest of the Partnership and its Partners.

Interests of Certain Persons in the Liquidation (page 15)

While the General Partners are required to perform in a manner consistent with their fiduciary duties to the Limited Partners, they have interests in the Liquidation that differ from those of the Limited Partners. See “What You Should Know Before Voting on the Liquidation—Interests of Certain Persons in the Liquidation” below.

Recommendation of the General Partners (page 19)

The General Partners recommend a vote “FOR” approval of the proposed Liquidation. If approved by the Limited Partners, the Plan of Liquidation would go into effect as soon as reasonably practicable after approval by the Limited Partners. After the Partnership has been liquidated, the General Partners will file a Certificate of Cancellation with the California Secretary of State, whereupon the Partnership will be terminated.

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Voting Procedures (pages 22-23)

Limited Partners who owned Units at the close of business on the Record Date (as defined on page 23) may vote in accordance with the voting procedures set forth on pages 22 through 23 of this Consent Solicitation Statement. On that date, there were 65,819 Units outstanding and entitled to vote. Each Limited Partner may cast one vote for each Unit owned on that date. Adoption of the Liquidation requires the affirmative vote of the Limited Partners holding more than 50% of the outstanding Units. As of the Record Date, Daniel L. Stephenson, a General Partner, has the power to vote 104 Units on the proposal (see “Security Ownership of Certain Beneficial Owners and Management” below).

QUESTIONS AND ANSWERS ABOUT THIS CONSENT SOLICITATION
STATEMENT AND THE PROPOSED LIQUIDATION

Q: Why have I received this Consent Solicitation Statement?

A: You have received this Consent Solicitation Statement because you hold Units in the Partnership. The Partnership Agreement requires that the holders of more than 50% of the outstanding Units in the Partnership entitled to vote approve the dissolution and winding up of the Partnership. You are entitled to vote because, according to the records of the Partnership, you owned Units on the Record Date (as defined on page 23). Even if you have sold some or all of your Units since that date, if you owned Units on the Record Date, you are entitled to vote.

Q: What does the Liquidation involve?

A: We are proposing to sell all of the Partnership’s assets, pay or make provision for all Partnership obligations and liabilities, distribute the available cash in accordance with the Partnership Agreement and terminate the Partnership.

Q: How can the Liquidation be approved?

A: The consent of Limited Partners holding more than 50% of the outstanding Units on the Record Date is required to approve the Liquidation.

Q: How will proceeds from the Liquidation be distributed?

The liquidation proceeds will be first used for the payment of debts and obligations of the Partnership (including the expenses of the Liquidation) and for the establishment of reserves before being distributed to the Limited Partners and the General Partners. The General Partners estimate that the Limited Partners will receive, on average, approximately $612 per Unit. Since the average Net Liquidation Value only represents the arithmetic mean of the amounts which the General Partners estimate will be distributed with respect to each Unit, the actual amount distributed with respect to each Unit may vary from the average Net Liquidation Value depending upon the date and price such Units were originally acquired from the Partnership (whether by such Limited Partner or, in the case of Units which were acquired in the secondary market, the original holder of such Unit at the time of initial issuance) and the accrued preferred return for such Unit. The General Partners, with respect to their interests as General Partners, are not expected to receive any liquidating distributions in connection with the sale of the Partnership’s assets.

Q: Why are the General Partners proposing to sell the Partnership’s properties at this time?

A: The General Partners are recommending the Liquidation because they believe the Partnership has maximized the principal benefits of owning its properties, in particular: (1) generating current income for Limited Partners through cash distributions; and (2) providing potential capital appreciation opportunities. Moreover, the term of the Partnership expires on December 31, 2015, at which time the liquidation and dissolution of the Partnership must commence in accordance with the terms of the Partnership Agreement. There is current economic uncertainty which could negatively impact local and national economic conditions between now and December 31, 2015. The current interest rate environment provides purchasers the opportunity to leverage properties at historically low carrying costs and, therefore, creates favorable market conditions to sell. Due to the economic uncertainty of local and national markets between now and December 31, 2015, and a current favorable market condition to sell, the General Partners believe that the Liquidation is advisable at this time. All of the Partnership’s debt will also become due on or around December 31, 2015. The General Partners believe it may be difficult to refinance such debt, as lenders would be reluctant to extend financing beyond the Partnership’s term, and consequently proceeds from the sale of the Partnership’s properties are needed to pay down such debt on or prior to the due date. If the Partnership does not commence with the marketing and sale of its properties until the expiration of its term, it runs the risk that the debt will become due before the Partnership has the opportunity to sell its assets to satisfy the debt obligations.

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Furthermore, to the extent the properties are not sold, they will continue to subject the Partnership to the risks inherent in the ownership of real estate, such as fluctuations in occupancy rates, operating expenses and rental rates, which in turn may be affected by general and local economic conditions, the supply and demand for properties of the type owned by the Partnership and federal, state and local laws and regulations affecting the ownership and operation of real estate.

Additionally, some Limited Partners have inquired about possible exit strategies because they feel burdened by the Schedule K-1 tax reporting requirements of the Partnership and/or they have limited opportunities to liquidate their investment due to the fact that the trading market for the Units has been sporadic and that the Units generally trade at a value lower than the estimated Net Liquidation Value.

Accordingly, the sale of the Partnership’s properties and the liquidation and dissolution of the Partnership appears to be in the best interests of the Partnership and the Limited Partners. See “What You Should Know Before Voting on the Liquidation—Background and Reasons for the Liquidation” set forth on pages 7 through 10 of this Consent Solicitation Statement.

Q: Do the General Partners recommend that I consent to the Liquidation?

A: Yes. The General Partners recommend that Limited Partners consent to the Liquidation by marking the box entitled “FOR” with respect to the Liquidation proposal on the enclosed Consent Form and returning it promptly in accordance with the voting procedures set forth on pages 22 through 23 of this Consent Solicitation Statement.

Q: What will happen if the Liquidation is approved?

A: The General Partners will hire one or more independent brokerage firm(s) and seek to market and sell the properties owned by the Partnership and distribute the net proceeds to pay off Partnership debts and make distributions of any remaining cash to the Limited Partners. Following this plan, the General Partners will take all necessary steps to terminate the Partnership. The General Partners expect that it will take approximately twelve to eighteen months from the date of the Limited Partners’ approval of the Liquidation to sell the Partnership’s properties. Dissolution can be a complex process that may depend on a number of factors, most of which are beyond the Partnership’s control. Accordingly, there can be no assurance that the Liquidation will be completed within the specified time frame. Completion of the Liquidation may also be subject to certain risks. See “What You Should Know Before Voting on the Liquidation – Risk Factors” set forth on pages 10 through 11 of this Consent Solicitation Statement.

Q: Will I owe any federal income tax as a result of the Liquidation?

A: The sale of the properties is expected to generate principally gain which will generally be taxed at long-term capital gain rates for United States federal income tax purposes. Long-term capital gain is generally subject to a maximum marginal federal income tax rate of 20% for individuals, trusts and estates. However, to the extent of certain depreciation recapture attributable to depreciation deductions previously claimed, such long-term capital gain is generally subject to a maximum marginal federal income tax rate of 25% for individuals, trusts and estates). The determination of the tax rates for different Limited Partners will vary depending on their particular circumstances. Eligibility for such long-term capital gain rates assumes that the gain from the sale of the properties is not treated as gain from the sale of inventory or property held for sale to customers in the ordinary course of a trade or business. No assurance, however, in this regard can be given. For most, if not all, Limited Partners, the sale is not expected to generate ordinary income in any material respect. Distribution of the Liquidation proceeds generally will result in additional capital gain for a Limited Partner for United States federal income tax purposes to the extent such proceeds exceed such Limited Partner’s basis in his or her Units. If the Liquidation proceeds are less than such Limited Partner’s basis in his or her Units, he or she will realize a capital loss with respect to such distribution. Any gain may also be subject to the 3.8% net investment income tax. Qualified plans (i.e., any pension, profit sharing or stock bonus plan that is qualified under Section 401(a) of the Code) and tax-exempt entities, although generally exempt from federal income taxation under Section 501(a) of the Code, nevertheless are subject to tax to the extent that their unrelated business taxable income (or “UBTI”) as defined in Section 512 of the Code exceeds $1,000. In this regard, the gain from the sale of the property will constitute UBTI based on the amount of indebtedness to which the property is subject. Therefore, tax-exempt entities must consult and rely solely upon their own tax counsel regarding the UBTI generated by the Liquidation. Tax matters are very complicated and your tax consequences may depend on your financial situation, when you acquired your Units, and whether you purchased your Units in the original offering or in the secondary market. Please consult your tax advisor to determine the tax consequences of the Liquidation. See “What You Should Know Before Voting on the Liquidation—Material United States Federal Income Tax Considerations” set forth on pages 15 through 19 of this Consent Solicitation Statement.

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Q: What if the Liquidation is not approved?

A: If the Liquidation is not approved by the requisite number of Limited Partners, then the Partnership will continue to operate as a legal entity with its assets and liabilities, until it is dissolved on December 31, 2015, in accordance with the Partnership Agreement. Alternatively, the Limited Partners may vote at any time prior to December 31, 2015, to liquidate the Partnership. Until the Partnership is in liquidation, the Partnership may not sell properties representing two-thirds or more of the net book value of all of its properties (measured as of the end of the most recently completed calendar quarter, and in either a single sale or in multiple sales in the same twelve month period) without the consent of Limited Partners holding more than 50% of the outstanding Units.

Q: Am I required to vote on the Liquidation?

A: No. You are not required to vote; however, we cannot complete the Liquidation without the approval of Limited Partners holding more than 50% of the outstanding Units entitled to vote. If you fail to send in your signed Consent Form, it will have the same effect as a vote “AGAINST” the Liquidation. However, if you send in your signed Consent Form and do not select an option on the Consent Form relating to the Liquidation, your vote will be counted “FOR” the Liquidation.

Q: How long do I have to consent?

A: You may submit your signed Consent Form now. Please mark your vote, sign and return the Consent Form, by either: (1) using the enclosed Business Reply envelope; (2) faxing it to the Partnership’s consent solicitation agent, Preferred Partnership Services, Inc., at (925) 371-0167; or (3) e-mailing a scanned version of the signed Consent Form to Preferred Partnership Services, Inc., to proxy@myinvestment.com. Consent Forms may be sent indefinitely, until the requisite consent is obtained or the General Partners abandon the solicitation, in their sole discretion. See “Voting Procedures” set forth on pages 22 through 23 of this Consent Solicitation Statement.

Q: Can I revoke my consent?

A: Yes. Limited Partners may withdraw or revoke their consent at any time prior to completion or abandonment of the solicitation. To be effective, a written, facsimile or e-mail revocation or withdrawal of the Consent Form must be received by the consent solicitation agent prior to such time and must be addressed as follows: by mail to Preferred Partnership Services, Inc., 261 Boeing Court, Livermore, CA 94551; by fax to (925) 371-0167; or by e-mail of a scanned document revocation to proxy@myinvestment.com. A notice of revocation or withdrawal must specify the Limited Partner’s name and the number of Units being withdrawn and be signed by the Limited Partner.

Q: Do Limited Partners have dissenters’ rights?

A: Under applicable state law, Limited Partners are not entitled to appraisal rights with respect to the value of the Units. There will not be any procedure by which a Limited Partner can seek an alternative valuation of his or her Units, regardless of whether the Limited Partner does or does not consent to the Liquidation.

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WHAT YOU SHOULD KNOW BEFORE VOTING ON THE LIQUIDATION

The information contained in this Consent Solicitation Statement with respect to the Liquidation is qualified in its entirety by reference to the Plan of Liquidation and the Partnership Agreement. A copy of the Plan of Liquidation is attached hereto as Appendix A, and is incorporated by reference herein. A copy of the Partnership Agreement may be requested from the Partnership, free of charge, upon written, facsimile or e-mail request to Preferred Partnership Services, Inc., at 261 Boeing Court, Livermore, CA 94551; facsimile at (925) 371-0167; or e-mail to proxy@myinvestment.com.

Background and Reasons for the Liquidation

The Partnership, which was formed on August 29, 1984, under the California Uniform Limited Partnership Act, completed its initial acquisition of property during 1984 and 1985, consisting of approximately 76.56 acres of partially developed and unimproved land located in San-Bernardino, California. The property is part of a master-planned development of 153 acres known as Tri-City Corporate Centre (“Tri-City”) and is zoned for mixed commercial, office, hotel, transportation-related and light uses. All of the Tri-City parcels are owned by the Partnership or by Rancon Realty Fund V, a California limited partnership (“Fund V”), a partnership sponsored by the General Partners.

As of December 31, 2013, the Partnership’s rental properties consisted of five office and seven retail properties, aggregating approximately 555,000 rentable square feet, of which 400,000 square feet are office space, and 155,000 square feet are retail space.

Property	Type	Square Footage
One Vanderbilt	Four-story office building	73,730
Carnegie Business Center I	Two office buildings	62,538
Service Retail Center	Two retail buildings	20,780
Promotional Retail Center	Four retail buildings	66,244
Northcourt Plaza	Two-story office building	77,589
TGI Friday’s	Restaurant	9,956
Promotional Retail Center II	Retail building	39,123
Mimi’s Café	Restaurant	6,455
Palm Court Retail I	Retail building	5,053
Palm Court Retail II	Retail building	7,433
Vanderbilt Plaza	Four-story office building	114,707
North River Place	Three-story office building	71,157
		554,765

As of December 31, 2013, the weighted average occupancy of the twelve properties was 73%.

As of December 31, 2013, the Partnership also owned approximately 14.7 acres of unimproved land. This portion of the Tri-City land was part of a 27-acre landfill operated by the City of San Bernardino (the “City”) from approximately 1950 to 1960. This landfill incorporates two land parcels and part of a third parcel. In 1996, the Santa Ana Regional Water Quality Control Board, with regulatory jurisdiction over the closure and monitoring of landfills, determined that the City was primarily responsible for the landfill. Therefore, the City and the Partnership entered into a Limited Access Easement Agreement, giving the City access to the site for development, implementation and financial responsibility for a plan for the remediation of the landfill. It was determined that the City was to improve the landfill cover system (The Waterman Landfill Cover Improvement Plans, April 2002), perform groundwater monitoring and install a permanent gas extraction system (Landfill Gas Collection System). Under the Limited Access Easement Agreement with the Partnership, methane monitoring is handled directly by the City. The City’s installation of the cover improvement system was completed in the first quarter of 2007 along with the gas extraction system. The system is now operational and working properly to eliminate methane from the landfill.  All controlled wells are in compliance with County standards. Presently, the Partnership does not have any plans to develop this site, and it is anticipated that the Partnership will explore deeding the land to the City as part of the liquidation, as the land is not saleable. No assurance can be made that circumstances will not arise which could impact the Partnership’s responsibility related to the land.

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The Partnership has an outstanding note payable and a line of credit. The note payable is collateralized by Promotional Retail II, Mimi’s Cafe, Palm Court Retail I and II, Promotional Retail Center, Service Retail Center, TGI Friday’s and One Vanderbilt. The note has a fixed interest rate of 5.46% and a maturity date of January 1, 2016, with a 30-year amortization requiring monthly payments of principal and interest totaling $136,000. As of December 31, 2013, the outstanding balance of the note payable was $20,909,000. This note contains release provisions for individual assets (conditioned upon payment of a prepayment premium, as described below) and provides for a one-time loan assumption.  The loan documents provide that if a debt service coverage ratio of 1.2 to 1 (as calculated by the lender) is not maintained, the lender has the right to notify the Partnership that a triggering event has occurred.  If a triggering event has occurred, the lender would have certain rights to retain revenues generated by the property in excess of property operating expenses, taxes, insurance, capital improvement costs and debt service as additional cash collateral, rather than returning such amounts to the Partnership.  As of December 31, 2013, the Partnership has not been notified by the lender that a triggering event has occurred.

The note payable provides that the Partnership may prepay the full principal amount of the note, together with all accrued and unpaid interest. The Partnership is also permitted to make a partial prepayment in connection with the release of the lender’s lien on an individual property. Any prepayment, whether partial or full, requires that the Partnership give the lender at least thirty (30) days prior written notice and pay a prepayment premium to the lender. If the note payable is prepaid in full, the prepayment premium is equal to the greater of (i) one percent (1%) of the outstanding principal balance of the note, and (ii) the “Present Value” of the note, less the amount of principal being prepaid, calculated as of the prepayment date. If the note payable is partially prepaid in connection with the release of the lender’s lien on an individual property, the prepayment premium is equal to the percentage that the “Allocated Release Price” for such property (115% of the loan amount allocated to such property) bears to the entire then-existing principal balance of the note, multiplied by the prepayment premium that would be due if the note was paid in full as of such date. The “Present Value” of the note is determined by discounting all scheduled payments of principal and interest remaining to maturity of the note, attributed to the amount being prepaid, at the “Discount Rate” (the rate which, when compounded monthly, is equivalent to the semi-annual yield on the Treasury Constant Maturity Series with maturity equal to the remaining weighted average life of the note, when compounded semi-annually). If the note payable is prepaid in full as of July 1, 2015, the prepayment premium is estimated to be approximately $410,077.

The line of credit is collateralized by Carnegie Business Center, Vanderbilt Plaza, North River Place and Northcourt Plaza and has a total availability of $15,000,000 and an interest rate of 30-day LIBOR plus 3.00%.  The line of credit has a maturity date of December 19, 2014.  As of December 31, 2013, the outstanding balance of the line of credit was $7,749,000. The line of credit contains a minimum net worth covenant and a debt to total assets covenant.  The Partnership has the option to extend the maturity date of the line of credit to December 19, 2015, but in order to do so, the Partnership must meet several conditions precedent, including continued compliance with the debt covenants and a specified loan to value ratio.  As of December 31, 2013, the Partnership is in compliance with the debt covenants and the loan to value ratio.

Upon approval of the Liquidation, the General Partners will (1) seek to sell the Partnership’s assets and use the sale proceeds and/or other Partnership funds to pay all expenses in connection with such sales, (2) pay or make provision for payment of all of the Partnership’s obligations and liabilities, and (3) distribute the remaining assets in the manner set forth in the Plan of Liquidation. See the discussion under the caption “Proposed Plan of Liquidation and Dissolution” below. We will then file a Certificate of Cancellation with the California Secretary of State, whereupon the Partnership will be terminated and will cease to exist. We expect to complete the sale of the Partnership’s remaining properties within approximately twelve to eighteen months after the Limited Partners’ approval of the Liquidation. However, because of numerous uncertainties, the Liquidation may take longer or shorter than expected. The Partnership’s assets and liabilities may be transferred to a liquidating trust to facilitate the liquidation process. See the discussion of the liquidating trust under the caption “Proposed Plan of Liquidation and Dissolution” below.

As of the date hereof, the Partnership has not entered into any agreement for the sale of any of its properties. If the proposal is approved, the General Partners will be authorized to sell the Partnership’s properties, in one or a series of (related or unrelated) transactions, on such terms as are negotiated by the General Partners. The General Partners may group the Tri-City properties into two or more packages of properties (such as separate packages of retail properties, office properties and unimproved land) and then solicit separate bids from potential purchasers for each package. To enhance the value of the packages and maximize the proceeds from the sales, the packages may include parcels in Tri-City which are owned by Fund V. If any of the Partnership’s properties are sold in a package with Fund V’s properties, the General Partners will apply a methodology to apportion the proceeds from such sale between the two partnerships, such as the relative purchase price ascribed to the properties by the buyer, the relative appraised values of such properties, a fairness opinion issued by a financial expert, or such other reasonable methodology as may be adopted by the General Partners.

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Before recommending the Liquidation, the General Partners considered the benefits and risks associated with continuing the business of the Partnership. After weighing the benefits and risks of continuation, the General Partners believe that the Liquidation is in the best interests of the Limited Partners. We believe that the Liquidation provides the best alternative for the Limited Partners for a number of reasons, including the following:

•	The term of the Partnership expires December 31, 2015, at which time the liquidation and dissolution of the Partnership must commence in accordance with the terms of the Partnership Agreement. There is current economic uncertainty which could negatively impact local and national economic conditions between now and December 31, 2015. The current interest rate environment provides purchasers the opportunity to leverage properties at historically low carrying costs and, therefore, creates favorable market conditions to sell. Due to the economic uncertainty of local and national markets between now and December 31, 2015, and a current favorable market condition to sell, the General Partners believe that the Liquidation is advisable at this time;
•	All of the Partnership’s debt will become due on or around December 31, 2015. The General Partners believe it would be difficult to refinance such debt and, consequently, proceeds from the sale of the Partnership’s properties are needed to pay down such debt on or prior to the due date;
•	To the extent the properties are not sold, they will continue to subject the Partnership to the risks inherent in the ownership of real estate, such as fluctuations in occupancy rates, operating expenses and rental rates, which in turn may be affected by general and local economic conditions, the supply and demand for properties of the type owned by the Partnership and federal, state and local laws and regulations affecting the ownership and operation of real estate;
•	The market for the trading of Units is sporadic, with Units generally traded at a value below the estimated Net Liquidation Value;
•	Liquidation of the Partnership is likely to provide the Limited Partners with liquidating distributions; and
•	Liquidation of the Partnership would limit the administrative burdens to Limited Partners of including Schedule K-1 activity on their tax returns with respect to the Partnership.

The alternative to Liquidation would be to continue the Partnership in accordance with its existing business plan. The General Partners considered retaining the properties for a longer period of time to realize greater capital appreciation. In this regard, possible improvements in economic and market conditions could produce increased cash flow and enhance the sales prices of the properties. However, if the Partnership were to continue under its current structure, the General Partners believe that the Limited Partners would likely retain their investment without any significant increase in value or exit opportunities prior to December 31, 2015. Consequently, while we believe that the Liquidation will achieve more favorable economic results for Limited Partners than by continuing the Partnership under its current structure, we are unable to assure you that continuation of the Partnership’s business would not produce better results than those obtained in the Liquidation.

For the reasons stated above, the General Partners believe that the Liquidation would produce a better result for the Limited Partners than continuing to operate the Partnership in its current form to December 31, 2015. If the Liquidation is not approved by more than 50% of the outstanding Units entitled to vote, the Partnership would continue to operate in its current fashion and may not sell properties representing two-thirds or more of the net book value of all of its properties (measured as of the end of the most recently completed calendar quarter, and in either a single sale or in multiple sales in the same twelve month period) without the consent of Limited Partners holding more than 50% of the outstanding Units.

No independent third party has reviewed or approved the General Partners’ recommendation. However, the General Partners believe that their recommendation is in the best interest of Limited Partners and consistent with their fiduciary duties to the Limited Partners. See “The Partnership and the General Partners—Fiduciary Duties of the General Partners.” Consequently, the General Partners recommend that the Limited Partners consent to the proposed Liquidation by marking the box entitled “FOR” next to the Liquidation proposal on the enclosed Consent Form.

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Limited Partners are urged to consult with their independent financial, legal and tax advisors prior to consenting to the Liquidation.

Role of Glenborough in the Liquidation

Glenborough LLC (“Glenborough”), an affiliate of Glenborough Property Partners, LLC, which holds 11.22% of the Units, provides services to the Partnership pursuant to a Property Management and Services Agreement between the Partnership and Glenborough. The services provided under that Agreement include property management, asset management, accounting and other services concerning the Partnership’s properties. The Agreement is in effect until the earlier of December 31, 2015, or the completion of the sale of all real property assets of the Partnership. If the Liquidation is approved, the General Partners anticipate that the Agreement will be renewed on substantially the same terms for a term which will run until the Partnership has sold all of its real property assets.

In connection with the sale of the Partnership’s properties as part of the Liquidation, Glenborough may provide a variety of services to the General Partners pursuant to the Agreement, including asset valuation analysis, developing a disposition plan for the Partnership’s properties, engaging and monitoring a listing broker, helping prepare the broker’s marketing plan and materials, evaluating offers and negotiating in accordance with the disposition plan, conducting property tours and tenant interviews, coordinating due diligence requests, retaining counsel and negotiating and preparing purchase and sale agreements, and managing post-closing issues. Throughout the term of the Agreement, Glenborough will continue to receive a property management fee of 2.5% of the gross rental revenue for the Partnership’s remaining properties and administrative and consulting services fees in accordance with the Agreement. Glenborough will also receive a sale fee equal to 1% of the gross sales price upon the sale or exchange by the Partnership of any property (provided that in no event will the fee payable to Glenborough, together with the commissions payable by the Partnership to any and all persons employed in connection with the sale, be more than 6% of the sales price for a property). Additionally, as compensation for the work Glenborough will perform after the liquidation of the Partnership (such as maintaining records and assisting with tax returns), Glenborough will be paid a dissolution fee of $250,000 by the Partnership upon the sale of all of the Partnership’s assets.

Risk Factors

In addition to the other information included elsewhere in this Consent Solicitation Statement, the following factors should be considered carefully in determining whether to approve the Liquidation.

Uncertainty of amount and timing of liquidating distributions to Limited Partners.  A number of factors will affect the amount and timing of liquidating distributions in the Liquidation, including the prices for which the properties are sold, the condition of the real estate market during the Liquidation, the costs of liquidation and other matters, most of which are beyond the control of the Partnership. There is also no assurance that the Partnership’s assets can be sold within a reasonable period of time. As a result, we cannot guarantee the timing or amount of liquidating distributions to Limited Partners. See “Proposed Plan of Liquidation and Dissolution” and “The Partnership and the General Partners—Allocations and Distributions under the Partnership Agreement” below.

Distributions to Limited Partners will not be uniform. Since the average Net Liquidation Value only represents the arithmetic mean of the amounts which the General Partners estimate will be distributed with respect to each Unit, the actual amount distributed with respect to each Unit likely will vary from the average Net Liquidation Value depending upon the date and price such Units were originally acquired from the Partnership (whether by such Limited Partner or, in the case of Units which were acquired in the secondary market, the original holder of such Unit at the time of initial issuance) and the accrued preferred return for such Units. See “The Partnership and the General Partners—Allocations and Distributions” below.

There may be a delay in receiving certain benefits of any sales.  The Partnership Agreement authorizes the General Partners to utilize proceeds from the sales of properties to establish reserves for authorized Partnership purposes. We may reserve some of the remaining undistributed proceeds from the sale of properties for such purposes as reserves for unknown liabilities, audit costs, fees and tax return preparation. The Plan also authorizes the General Partners to transfer the assets and liabilities of the Partnership to a liquidating trust designated by the General Partners. Such a transfer to a liquidating trust would be conditional upon the Partnership meeting the SEC requirements to do so. Transfer of all of the Partnership’s assets and liabilities to a liquidating trust would permit the Partnership to seek to de-register the Partnership as a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). De-registration would result in cost savings to the Partnership from not being required to file periodic reports with the SEC. Consequently, the General Partners anticipate that a liquidating trust may be used at such time as they believe the costs of maintaining the Partnership’s registration under the Exchange Act outweigh the benefits to the Limited Partners of the Partnership’s reporting obligations thereunder.

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Sales of assets pursuant to the Plan of Liquidation are not subject to Limited Partner approval.  If the Limited Partners approve the Liquidation, the General Partners will commence marketing of all of the Partnership’s properties. Limited Partners will have no right or opportunity to vote on the sale of each property and will, therefore, have no right to approve or disapprove the terms of any such sale. Therefore, by consenting to the Liquidation, Limited Partners are granting the General Partners authority to sell all of the Partnership’s assets upon terms and conditions which they deem appropriate. See “Plan of Liquidation and Dissolution” below. In the past, consistent with the terms of the Partnership Agreement, Limited Partner consent was not necessary to sell a single property; however the Partnership may not sell properties representing two-thirds or more of the net book value of all of its properties (measured as of the end of the most recently completed calendar quarter, and in either a single sale or in multiple sales in the same twelve month period) without the consent of Limited Partners holding more than 50% of the outstanding Units.

There is a lack of independent representation regarding the Liquidation recommendation.  The Partnership has not retained an independent representative to act on behalf of the Limited Partners or the Partnership in designing the overall structure of the Liquidation. Furthermore, no third-party appraisals were obtained in connection with the General Partners’ valuation of the Net Liquidation Value, and the General Partners’ valuation and the methodology they employed has not been verified or reviewed by any third-party advisor, including the Partnership’s auditors.

The Liquidation would lead to a loss of opportunity to benefit from future events. If the Liquidation is approved, Limited Partners should be aware that there can be no assurance that the Liquidation will result in greater returns to Limited Partners than a continuation of the Partnership. After the Liquidation, the Partnership will not benefit from possible improvements in economic and market conditions that could produce increased cash flow and enhance the sales prices of the properties.

Limited Partners may incur tax liability for certain years in excess of cash distributions received from the Partnership. During the Liquidation, a Limited Partner’s tax liability from the sale of the properties may exceed the cash distributions they receive in certain taxable years. While the Partnership expects that the Limited Partner’s income tax associated with the Liquidation will be less than their cash receipts during the year or years of the Liquidation, no assurance can be given in this regard.

The character of the gain from the sale of the property may be ordinary. Provided such gain is not treated as gain from the sale of inventory or property held for sale to customers in the ordinary course of a trade or business, the gain from the sale of the property will be treated as capital gain. In this regard, Section 1231 of the Code provides that gain from the sale of depreciable property held for use in a trade or business is generally taxed at the same rates as long-term capital gain. Though the Partnership expects that the gain from the sale of the property will not constitute gain from the sale of inventory or property held for sale to customers in the ordinary course of a trade or business, the Partnership can provide no assurance in this regard. If the gain from the sale of the property were treated as gain from the sale of inventory or property held for sale to customers in the ordinary course of a trade or business, in whole or in part, such gain would we treated as ordinary income.

The gain from the sale of the property may by unrelated business taxable income. Qualified plans (i.e., any pension, profit sharing or stock bonus plan that is qualified under Section 401(a) of the Code) and tax-exempt entities, including individual retirement accounts, although generally exempt from federal income taxation under Section 501(a) of the Code, nevertheless are subject to tax to the extent that their unrelated business taxable income (or UBTI) as defined in Section 512 of the Code exceeds $1,000 during any tax year. If the gain from the sale of the property is treated as gain from the sale of inventory or property held for sale to customers in the ordinary course of a trade or business, then all such gain will constitute UBTI. Though the Partnership expects that the gain from the sale of the property will generally not be treated as gain from the sale of inventory or property held for sale to customers in the ordinary course of a trade or business, the Partnership can provide no assurance in this regard. Further, the gain from the sale of the property will constitute UBTI based on the amount of indebtedness to which the property is subject. Therefore, tax-exempt entities must consult and rely solely upon their own tax counsel regarding the UBTI generated by the Liquidation.

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Proposed Plan of Liquidation and Dissolution

The Liquidation is to be effected in accordance with the terms and conditions set forth in the proposed Plan of Liquidation and the Partnership Agreement. Upon approval of the Liquidation, the General Partners will (1) hire one or more independent brokerage firm(s) to market for sale and sell the assets of the Partnership and use the sales proceeds and/or other Partnership funds to pay all expenses in connection with such sales, (2) pay or make provision for payment of all Partnership obligations and liabilities and (3) distribute the remaining assets as set forth in the Partnership Agreement and the Plan of Liquidation, as described in this Consent Solicitation Statement. We will then file a Certificate of Cancellation with the California Secretary of State, whereupon the Partnership will be terminated and will cease to exist.

Pending the sale of the properties, the Partnership will continue to operate the properties and the Partnership will continue to exist. We expect to complete the sale of the properties within approximately twelve to eighteen months after the date of the Limited Partners’ approval of the Liquidation. Liquidation, however, can be a complex process which may depend on a number of factors, most of which are beyond our control. For example, the Partnership may be pursuing claims against others or defending litigation, or there may be other contingencies to which the Partnership may become subject during the Liquidation. Furthermore, the General Partners may determine that the interests of the Limited Partners are better served by waiting to sell certain properties to maximize the value of the sales of such properties. Consequently, the Liquidation may take longer or shorter than expected.

The following describes generally certain material provisions of the Plan of Liquidation and is qualified in its entirety by reference to such Plan of Liquidation, a copy of which is attached to this Consent Solicitation Statement as Appendix A.

Disposition of Assets:  The Plan of Liquidation authorizes the Partnership to begin concluding the affairs of the Partnership as soon as the Plan of Liquidation has been approved by the Limited Partners (the “Effective Date”). After the Effective Date, the General Partners will continue to have all the powers of the General Partners under the Partnership Agreement, including the power to discharge the contracts of the Partnership, collect the assets of the Partnership, sell all or any part of the remaining assets of the Partnership, and do all other acts appropriate to liquidate the business of the Partnership. The sale of the Partnership’s assets by the Partnership may be to one or more persons. The Plan of Liquidation prohibits the sale or other disposition of the Partnership’s assets to the General Partners or any of their affiliates. Currently the General Partners contemplate that substantially all of the assets will be sold or otherwise disposed of within twelve to eighteen months after the date of the Limited Partners’ approval of the Liquidation.

The prices obtained upon sale of the Partnership’s assets will depend upon the market conditions at the time of each sale, which generally will be beyond the Partnership’s control. The prices obtained upon sales of the properties will also depend upon factors affecting the equity investment in real estate generally, including general and local economic conditions, the condition of the property, the property’s occupancy and financial condition, competition, legal matters, including zoning and environmental issues, and the availability of financing.

General Partners’ Authority:  After the Effective Date, the General Partners will be authorized to execute and deliver such agreements, conveyances, assignments, transfers, certificates and other documents and to take such other action as they deem necessary or desirable in order to carry out the provisions of the Plan of Liquidation and to effect the complete liquidation and dissolution of the Partnership.

Provisions for Liabilities:  All liabilities of the Partnership are to be paid, provided for, settled, or otherwise satisfied in the manner determined by the General Partners. A reserve fund of cash or other assets, if required, will be retained in an amount determined by the General Partners to be necessary for the payment of estimated liabilities.

Distributions to Limited Partners:  Distributions to the Limited Partners will be made at such times and upon such terms as determined by the General Partners in accordance with the Partnership Agreement and the Plan of Liquidation. While no assurances can be given as to the amounts to be distributed or the timing of distributions, the General Partners intend to dispose of the Partnership’s assets as promptly as practicable in a manner which maximizes the economic benefit of such sales by the Partnership.

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In addition to the factors discussed above affecting the Partnership’s estimated Net Liquidation Value, the amount actually distributed to Limited Partners will depend upon the amounts deemed necessary or appropriate by the General Partners to pay or provide adequately for all of the Partnership’s debts and liabilities, fixed or contingent, and for the payment of the expenses of adopting and implementing the Plan of Liquidation.

The General Partners also will have the authority to transfer the assets and liabilities of the Partnership to a liquidating trust designated by the General Partners. Such a transfer to a liquidating trust would be conditional upon the Partnership meeting the SEC requirements to do so. Transfer of the Partnership’s assets and liabilities to a liquidating trust would permit the Partnership to seek to de-register the Partnership as a reporting company under the Exchange Act. Consequently, it is expected that a liquidating trust would be employed if the General Partners believe the costs of maintaining the Partnership’s registration under the Exchange Act outweigh the benefits to the Limited Partners of the Partnership’s reporting obligations thereunder.

Termination of the Partnership:  Upon approval of the Plan of Liquidation, the General Partners will proceed to liquidate the Partnership’s assets and to terminate its business. After the General Partners have determined, either before or after the final liquidating distribution, that the Partnership’s liabilities have been satisfied or provided for, the Plan of Liquidation provides for the filing of documents with the Secretary of the State of California and elsewhere as required to terminate the existence of the Partnership. Thereafter the Partnership will be terminated and cease to exist.

Indemnification: Section 21.1 of the Partnership Agreement currently provides for the Partnership to indemnify the General Partners and their officers, directors, employees and subsidiaries are indemnified from and against any liability, loss or damage, including expenses, incurred in connection with the business of the Partnership, provided that, if such liability, loss or damage arises out of any action or inaction of the indemnified person(s), the General Partners must have determined, in good faith, that such course of conduct was in the Partnership’s best interests and did not constitute negligence or misconduct of the General Partners. The Plan of Liquidation provides that such rights of indemnification will survive the termination of the Partnership and may be satisfied only out of the assets of any reserve fund or liquidating trust which has assumed the liability of the Partnership therefore, but not from prior distributions to the Partnership’s Limited Partners. If a liquidating trust is used, the trustee of the liquidating trust will be entitled to indemnification comparable to the indemnification rights of the General Partners under the Partnership Agreement.

Modification and Abandonment:  The Plan of Liquidation may be amended by the General Partners if they determine that such action would be in the best interest of the Partnership and its Limited Partners. Any amendment which appears necessary but would materially and adversely affect the interests of the Limited Partners must be approved by the Limited Partners holding more than 50% of the outstanding Units entitled to vote thereon. The Plan of Liquidation may be abandoned by the General Partners after it is adopted if they determine that such action would be in the best interest of the Partnership and its Partners.

Following the liquidation of the Partnership’s assets, Limited Partners of record will be entitled to a share of the aggregate beneficial interests in the net proceeds of the liquidation. The actual amount, timing of and record dates for Limited Partner distributions will be determined by the General Partners in their sole discretion in accordance with the Plan and will depend upon the timing and proceeds of the sale of the Partnership’s remaining assets, and the amounts deemed necessary by the General Partners to pay or provide for all of the Partnership’s liabilities and obligations. Following liquidation, the Limited Partners would no longer have any economic or legal interest in the Partnership as an ongoing entity as it would cease to exist.

Liquidating Trust: The Plan also authorizes the General Partners to transfer the assets and liabilities of the Partnership to a liquidating trust designated by the General Partners. Such a transfer to a liquidating trust would be conditional upon the Partnership meeting the SEC requirements to do so. Transfer of all of the Partnership’s assets and liabilities to a liquidating trust would permit the Partnership to seek to de-register the Partnership as a reporting company under the Exchange Act. De-registration would result in cost savings to the Partnership from not being required to file periodic reports with the SEC. Consequently, the General Partners anticipate that a liquidating trust may be used at such time as they believe the costs of maintaining the Partnership’s registration under the Exchange Act outweigh the benefits to the Limited Partners of the Partnership’s reporting obligations thereunder.

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If a liquidating trust is used to facilitate the liquidation process, all remaining assets of the Partnership, subject to its liabilities, would be transferred to the liquidating trust, and the Limited Partners will become beneficial owners of a pro rata share of the beneficial interests in the liquidating trust. The liquidating trust’s activities would be specifically limited to liquidating the assets transferred to it and distributing the proceeds from such liquidation, enforcing the rights of the beneficiaries in the trust, collecting income from the assets, providing for the liabilities of the Partnership, and making liquidating distributions to the beneficiaries. After all of the assets have been sold by the trust, the trust will remain in existence for an additional period to defend any claims which may arise in connection with the Partnership’s business. It is anticipated that the liquidating trust agreement will provide that the trust will be terminated within three years from the date assets are first transferred to the trust, but that the life of the trust may be extended to more than three years if necessary to facilitate the liquidation.

The liquidating trust would issue annual reports to the beneficiaries which would include an unaudited financial statement plus a statement of receipts and disbursements of the liquidating trust for the year. The liquidating trust would also provide each beneficiary with information necessary for the preparation of the beneficiary’s tax returns. The liquidating trust will provide interim reports to beneficiaries whenever deemed necessary by the trustee. The unaudited financial information provided to beneficiaries will be filed with the SEC under cover of Form 10-K, using the Partnership’s SEC file number. Any interim reports delivered by the liquidating trust to beneficiaries will also be filed with the SEC using the Partnership’s SEC file number under cover of Form 8-K.

Estimated Net Liquidation Value

The General Partners estimate that the Partnership has an average Net Liquidation Value to Limited Partners of approximately $612 per Unit. The foregoing is an estimate only, and the Net Liquidation Value could vary materially from the above estimate and may be substantially less. In estimating the Net Liquidation Value, the General Partners have relied upon estimates of the values of the Partnership’s properties and other assets, the costs of paying and satisfying all of the Partnership’s outstanding debts and liabilities, and the costs that the Partnership will incur as a result of and during the liquidation process. The General Partners’ estimates of the values of the properties are based upon the General Partners’ knowledge of the real estate market and the General Partners’ projections and models. No third-party appraisals were obtained in connection with the General Partners’ valuation of the Units, and the General Partners’ valuation and the methodology that they employed has not been verified or reviewed by any third-party advisor, including the Partnership’s auditors.

The Net Liquidation Value does not necessarily reflect the actual average amount that Limited Partners will receive in liquidating distributions for various reasons discussed in this Consent Solicitation Statement, including under the caption “Risk Factors.” These reasons include, but are not limited to, the actual sales price of the properties, the timing of the sales of the properties, uncertainty of costs associated with the sales of the properties and dissolution, and the uncertainty of future operating income and expenses. There can be no assurance that the sales price of the Partnership’s properties and other assets will not be less than the General Partners’ estimates, which could result in the Limited Partners receiving a smaller distribution. Additionally, the estimated Net Liquidation Value does not include any extraordinary expenses such as litigation which could substantially reduce the Net Liquidation Value.

Since the average Net Liquidation Value only represents the arithmetic mean of the amounts which the General Partners estimate will be distributed with respect to each Unit, the actual amount distributed with respect to each Unit will vary from the average Net Liquidation Value depending on the date and price such Units were originally acquired from the Partnership (whether by such Limited Partner or, in the case of Units which were acquired in the secondary market, the original holder of such Unit at the time of initial issuance) and depending upon the preferred return for such Units. See the discussion under the caption “The Partnership and the General Partners—Allocations and Distributions,” below, and “Risk Factors—Distributions to Limited Partners will not be uniform,” above. As a result, the amount distributed per Unit to a Limited Partner will not equal the average Net Liquidation Value, and such difference may be material.

We do not anticipate updating and do not assume any obligation to update or otherwise publicly revise the estimates presented in this document to reflect circumstances existing or developments occurring after the preparation of these estimates or to reflect the occurrence of anticipated events.

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Liquidation Expenses

The Partnership will pay for the expenses of the solicitation and, if approved by Limited Partners, the Liquidation. The expenses of solicitation includes expenses such as the costs of mailing and printing this Consent Solicitation Statement, any supplements thereto or other documents related to the Liquidation, telephone calls, legal fees, appraisal fees, accounting fees, consent solicitation agent fees and other fees related to the solicitation of consents, as well as reimbursement of expenses incurred by brokers and banks, if any, in forwarding this Consent Solicitation Statement to Limited Partners. The Partnership will pay these expenses whether or not the Liquidation is consummated. If the Liquidation is consummated, the Partnership will also pay the expenses of the Liquidation, which include costs such as brokerage commissions, legal, accounting, tax and other advisory fees, travel expenses and all other fees related to the Liquidation.

The Partnership intends to hire an independent brokerage firm or firms at market rates to provide services in connection with the sale and marketing of the properties. The General Partners will not share in any commissions paid to brokers in connection with the sale of the properties. Glenborough will also provide assistance to the Partnership with the sale and marketing of the properties and liquidation of the Partnership, as described in more detail, above, under the caption “Role of Glenborough in the Liquidation.”

Interests of Certain Persons in the Liquidation

You should be aware that the General Partners, although they are required to perform in a manner consistent with their fiduciary duties to the Limited Partners, have interests in the Liquidation that may differ from those of the Limited Partners. The General Partners have the right to participate in distributions made on liquidation; however, given the estimated Net Liquidation Value, the General Partners do not anticipate that there will be sufficient liquidating distributions for the General Partners to receive any distributions with respect to their interests as General Partners, as set forth in more detail above under the caption “Questions and Answers about this Consent Solicitation Statement and the Proposed Liquidation—How will proceeds from the Liquidation be distributed?”

Accounting Treatment

The Partnership will prepare financial statements in accordance with generally accepted accounting principles as of and through the date the Certificate of Cancellation is filed by the Partnership and will engage its independent auditors to audit the financial statements. If the Partnership’s assets are transferred to a liquidating trust, however, the financial statements delivered by such trust to its beneficiaries (the former Limited Partners) will not be audited.

Material United States Federal Income Tax Consequences

TO ENSURE COMPLIANCE WITH UNITED STATES TREASURY DEPARTMENT CIRCULAR 230, LIMITED PARTNERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS MEMORANDUM IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON, BY LIMITED PARTNERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON LIMITED PARTNERS UNDER THE INTERNAL REVENUE Code; AND (B) LIMITED PARTNERS ARE URGED TO SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The federal income tax discussion set forth below addresses the material federal income tax consequences of the Liquidation of the Partnership, but does not purport to deal with all aspects of federal income taxation that may be relevant to a particular Limited Partner in the light of such Limited Partner’s personal circumstances. The discussion is directed solely to those Limited Partners who are individual U.S. citizens or residents, who acquired their Units for cash, who hold the Units as capital assets within the meaning of Section 1221 of the Code, and have acquired such Units for investment and not as a dealer or for resale. Therefore, this discussion may not be applicable to certain classes of taxpayers, including insurance companies, subchapter S corporations or other pass-through entities, securities dealers, non-resident alien individuals, foreign entities, foreign trusts and estates and beneficiaries thereof, financial institutions, real estate investment trusts, regulated investment companies, qualified plans (i.e., any pension, profit sharing or stock bonus plan that is qualified under Section 401(a) of the Internal Revenue Code) or tax-exempt entities, including individual retirement accounts (except to the extent discussed below under the caption, “Tax-Exempt Entities”), trusts or persons who acquired Units as compensation, persons who acquired their Units as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the United States dollar, and persons subject to the alternative minimum tax provisions of the Code. This discussion is based upon the Code, regulations promulgated under the Code by the United States Treasury Department (including temporary regulations), judicial decisions, published rulings of the Internal Revenue Service (the “IRS”), and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretation (possibly on a retroactive basis). No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below.

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As noted above, Limited Partners are urged to consult their own tax advisors as to the specific tax consequences to them of the Liquidation of the Partnership, including the applicability and effect of federal, state, local, foreign, and other tax laws.

In General. The Partnership, as a partnership for federal income tax purposes, is not subject to federal income tax; rather, each Limited Partner is required to take into account his or her distributive share of the Partnership’s income, gains, losses, deductions and tax preference items in computing such Limited Partner’s federal income tax liability for any taxable year of the Partnership ending within or with the taxable year of such Limited Partner, without regard to whether the Limited Partner has received or will receive any distribution from the Partnership. Such distributive share is required to be reported by the Partnership to each Limited Partner on a Form 1065, Schedule K-1. Each Limited Partner is required to report consistently with such Form 1065, Schedule K-1 unless it discloses any inconsistent position to the IRS when he or she files his or her federal income tax return. A Limited Partner’s distributive share of the Partnership’s income or loss is determined in accordance with the allocations set forth in the Partnership Agreement, as discussed in more detail under the caption, “The Partnership and the General Partners.”

For federal income tax purposes, it is anticipated that the Liquidation will consist of two separate components:

(1)	The sale by the Partnership of its assets; and
(2)	The distribution of cash to each Limited Partner in liquidation (a “liquidating distribution”) of such Limited Partner’s interest in the Partnership.

Each of these is separately discussed below.

Sale of the Partnership’s Assets. For federal income tax purposes, each Limited Partner will be required to include in his or her income his or her allocable share of the gain or loss realized by the Partnership upon the sale of the Partnership’s assets pursuant to the Liquidation. Gain will result primarily from the sale of properties and related assets (“Property Gain”), and provided that the Property Gain is not treated as gain from the sale of inventory or property held for sale to customers in the ordinary course of a trade or business, the Property Gain will be treated as gain from the sale of depreciable property held for use in a trade or business and treated as gain subject to Section 1231 of the Code, as discussed in the subsequent paragraph immediately below. Though the Partnership expects that the Property Gain will not constitute gain from the sale of inventory or property held for sale to customers in the ordinary course of a trade or business, the Partnership can provide no assurance in this regard. If the Property Gain were treated as gain from the sale of inventory or property held for sale to customers in the ordinary course of a trade or business, in whole or in part, such gain would be treated as ordinary income.

Section 1231 gain is generally treated as long-term capital gain as long as all gains from the sale of Section 1231 property exceed all losses from Section 1231 property in the taxable year. However, Section 1231 provides that gain from the sale of Section 1231 property is treated as ordinary income to the extent Section 1231 losses exceed Section 1231 gains during the taxpayer’s five preceding tax years. As a result, the tax effect of the Property Gain could be different for different Limited Partners depending upon each Limited Partner’s Section 1231 situation. Under the depreciation recapture rules of Section 1250 of the Code, a portion of the Section 1231 gain recognized upon the sale or other disposition of Section 1231 property may, to the extent of certain prior depreciation deductions, be taxed at a higher rate than the rate applicable to long-term capital gains, as discussed below.

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For individuals, trusts and estates, long-term capital gains (which include net gains recognized from the disposition of Section 1231 property) generally are taxed at rates lower than those applicable to ordinary income. To the extent Property Gain qualifies as long-term capital gain, such gain will be subject to a maximum marginal federal income tax rate of 20% for such taxpayers. Net long term capital gains of such taxpayers, however, will be subject to a maximum marginal federal income tax rate of 25% to the extent of “unrecaptured Section 1250 gains.” Unrecaptured Section 1250 gain for a property generally will be equal to the lesser of the amount of gain recognized as a result of the sale of a property or the depreciation deductions allowed with respect to such property. Ordinary income will be subject to a maximum marginal federal income tax rate of 39.6%. The determination of the tax rates for different Limited Partners will vary depending on their particular circumstances. Any Property Gain generally may also be subject to the 3.8% net investment income tax, as discussed below under the caption, “Net Investment Income Tax.”

Distribution to the Limited Partners. A Limited Partner will recognize gain or loss, as the case may be, to the extent the amount of the liquidating distribution received by such Limited Partner exceeds, or is less than, respectively, such Limited Partner’s tax basis for his or her Units. Any such gain or loss will generally be capital gain, or loss, respectively. However, any gain realized will be treated as ordinary income to the extent attributable to a Limited Partner’s share of the Partnership’s substantially appreciated inventory items and unrealized receivables, if any, as described in Section 751 of the Code. It is unlikely, however, that any gain will be attributable to a Limited Partner’s share of the Partnership’s substantially appreciated inventory items and unrealized receivables and subject to Section 751. Generally, any such capital gain recognized by an individual, estate or trust will qualify for the 20% maximum marginal federal income tax rate on long-term capital gains if the Units were held by such Limited Partner for more than one year. A Limited Partner’s tax basis for his or her Units will be increased by both the Limited Partner’s allocable share of any gain realized on the sale of the Partnership’s assets and by the amount of the Limited Partner’s allocable share of income from normal Partnership operations for the year of the Liquidation, and decreased (but not below zero) by the Limited Partner’s allocable share of the Partnership’s net loss, if any, and the amount of any distributions made to the Limited Partner.

For purposes of determining a Limited Partner’s adjusted tax basis in his or her Units, an increase in a Limited Partner’s share of partnership liabilities is treated as a contribution of cash by that Limited Partner to the Partnership, and thereby results in an increase in the Limited Partner’s adjusted tax basis in his or her Units. Conversely, a decrease in a Limited Partner’s share of partnership liabilities is treated as a distribution of cash from the Partnership, and thereby results in a decrease in the Limited Partner’s adjusted tax basis in his or her Units.

A Limited Partner will recognize a capital loss to the extent the amount of the liquidating distribution received by the Limited Partner (including any deemed cash distributions to the Limited Partner attributable to a reduction in the Limited Partner’s share of partnership liabilities) is less than the Limited Partner’s tax basis for his or her Units, as such basis is adjusted to reflect any gain or loss realized by the Partnership on the sale of its assets and to reflect the Partnership’s income or loss from operations for the year of the Liquidation. Capital losses can be deducted, in any year, only to the extent of a Limited Partner’s capital gains plus, in the case of certain non-corporate taxpayers, ordinary income up to $3,000. The deductibility of any such losses is subject to the limitations discussed immediately below, under the caption, “Passive Activity Rules and Publicly Traded Partnerships.”

Passive Activity Rules and Publicly Traded Partnerships.  The “passive activity” rules allow taxpayers to deduct their passive activity losses only against their passive activity income. Passive activity income does not include “portfolio income” such as interest, dividends and royalties, and ordinary income such as salary and other compensation for personal services. Therefore, taxpayers will generally be required to segregate income and loss as follows: “active” trade or business income or loss; “passive activity” income or loss; or “portfolio” income or loss. The passive activity rules apply to individuals, shareholders, estates, trusts, personal service corporations and certain closely-held corporations (including S corporations). A “passive activity” is one that involves the conduct of a trade or business in which the taxpayer does not materially participate or, generally, any rental activity. A Limited Partner’s allocable share of the Partnership’s income or loss from the sale of the Partnership’s assets will generally be treated as derived from a passive activity, except to the extent discussed further below under this caption.

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An entity that would otherwise be classified as a partnership for U.S. federal income tax purposes may nonetheless be taxable as a corporation if it is a “publicly traded partnership” (PTP) unless an exception applies. An entity that would otherwise be classified as a partnership is a publicly traded partnership if (i) interests in the partnership are traded on an established securities market, or (ii) interests in the partnership are readily tradable on a secondary market or the substantial equivalent thereof. The Regulations under the Code provide for a number of “safe harbors” that a partnership can rely on to avoid PTP status. If a partnership falls within a safe harbor, interests in the partnership will not be deemed to be readily tradable on a secondary market or the substantial equivalent thereof. The Partnership does not believe it satisfies any of the safe harbors and, therefore, it is likely that the Partnership is a PTP for this purpose. However, an exception to taxation as a corporation, referred to as the “qualifying income exception,” exists if at least 90% of such partnership’s gross income for every taxable year consists of “qualifying income” and the partnership is not required to register under the 1940 Act. Qualifying income includes certain interest income, dividends, real property rents, gains from the sale or other disposition of real property, and any gain from the sale or disposition of a capital asset or other property held for the production of income that otherwise constitutes qualifying income. The Partnership expects that it will continue satisfy the qualifying income exception during the Liquidation and will, therefore, not be subject to taxation as a corporation.

Even if a PTP satisfies the qualifying income exception, such publicly traded partnership’s income and losses are subject to special rules described in Section 469(k) of the Code and are treated as passive activity losses that may not be used to offset income from any other activity other than income subsequently generated by the same “publicly traded partnership.” Income from such a PTP (to the extent not used to offset losses from the same partnership) is generally treated as portfolio income. As discussed above, the Partnership is expected to be treated as a PTP for this purpose and any Limited Partner’s allocable share of the Partnership’s income or loss from the sale of the Partnership’s assets will generally be subject to these special rules.

If you as a Limited Partner are not or have not been able to use the passive activity losses generated by the Partnership, it is likely that you will be able to use your unused passive activity losses to reduce your income from other sources at the time you dispose of, in connection with the Liquidation, all of your Units. Limited Partners are urged to consult with their tax advisors regarding the impact of the passive loss rules on their individual circumstances.

Net Investment Income Tax.  A 3.8% net investment income tax on certain net investment income earned by individuals, estates and trusts applies for taxable years beginning on or after January 1, 2013. As a result of the Liquidation, a Limited Partner will have net investment income to the extent of such Limited Partner’s allocable share of Partnership net income and net gain from the Partnership’s operations and sales of assets. In the case of an individual, the tax will be imposed on the lesser of (i) the Limited Partner’s net investment income or (ii) the amount by which the Limited Partner’s modified adjusted gross income exceeds $250,000 (if the Limited Partner is married and filing jointly or a surviving spouse), $125,000 (if the Limited Partner is married and filing separately) or $200,000 (in any other case). In the case of an estate or trust, the tax will be imposed on the lesser of (i) undistributed net investment income, or (ii) the excess adjusted gross income over the dollar amount at which the highest income tax bracket applicable to an estate or trust begins (which for 2014 is $12,150).

State and Local Taxation. In addition to the federal income tax consequences described above, Limited Partners should consider potential state and local tax consequences of the Liquidation. State and local tax laws often differ from federal income tax law with respect to the treatment of specific items of income, gain, loss or deduction. Each Limited Partner should consult with and rely on his or her own advisers as to the consequences of the Liquidation under applicable state and local tax laws.

Tax-Exempt Entities. Limited Partners which are qualified plans (i.e., any pension, profit sharing or stock bonus plan that is qualified under Section 401(a) of the Internal Revenue Code) or tax-exempt entities, including individual retirement accounts, although generally exempt from federal income taxation under Section 501(a) of the Code, nevertheless are subject to tax to the extent that their unrelated business taxable income (or UBTI) as defined in Section 512 of the Code exceeds $1,000 during any tax year. A tax-exempt Limited Partner is required to take into account its distributive share of the Partnership’s UBTI, determined by reference to the type(s) of income realized by the partnership. If the Partnership has a mixture of income, some of which may be UBTI, such tax-exempt partner generally is liable to pay tax only on that portion of its share which constitutes UBTI. Notably, except in the case of certain debt-financed income, UBTI generally does not include dividends, interest, annuities, certain other investment income, royalties, rents, gains from the disposition of property other than inventory or property held for sale to customers in the ordinary course of a trade or business. If the gain from the sale of the property is treated as gain from the sale of inventory or property held for sale to customers in the ordinary course of a trade or business, then such gain will constitute UBTI. Though the Partnership expects that the gain from the sale of the property will generally not be treated as gain from the sale of inventory or property held for sale to customers in the ordinary course of a trade or business, the Partnership can provide no assurance in this regard. Further, the gain from the sale of the property will constitute UBTI based on the amount of indebtedness to which the property is subject. Therefore, tax-exempt entities must consult and rely solely upon their own tax counsel regarding the UBTI generated by the Liquidation.

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THE FOREGOING DISCUSSION IS FOR GENERAL INFORMATION ONLY AND IS NOT A COMPLETE ANALYSIS OR LISTING OF ALL POTENTIAL TAX EFFECTS RELEVANT TO A DECISION WHETHER TO VOTE IN FAVOR OF APPROVAL OF THE LIQUIDATION. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR IN DETERMINING THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES, AND ANY OTHER TAX CONSEQUENCES, OF THE LIQUIDATION TO YOU.

Amendment to the Plan of Liquidation and Dissolution

The Plan of Liquidation may be amended by the General Partners if they determine that such action would be in the best interest of the Partnership and its Limited Partners. Any amendment which appears necessary but would materially and adversely affect the interests of the Limited Partners must be approved by Limited Partners holding more than 50% of the outstanding Units. The Plan of Liquidation may be abandoned by the General Partners after it is adopted if they determine that such action would be in the best interest of the Partnership and its Partners.

No Appraisal Rights

Neither California law nor the Partnership Agreement requires that Limited Partners be entitled to appraisal rights in the Liquidation, and no such appraisal rights will be afforded Limited Partners voting against the Liquidation.

Regulatory Approvals

No United States federal or state regulatory requirements must be complied with or approvals obtained in connection with the Partnership’s liquidation and dissolution.

Selected Financial Data

Selected financial data is presented in the Partnership’s audited financial statements which are included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2013, a copy of which is attached hereto as Appendix B and which are incorporated herein by reference. See below, under the caption, “Where You Can Find More Information.”

Recommendation of the General Partners

The General Partners recommends a vote “FOR” approval of the proposed Liquidation. If approved by the Limited Partners, the Plan of Liquidation would immediately go into effect upon the execution by the General Partners of the Plan, which will occur as soon as reasonably practicable after approval by the Limited Partners. After the Partnership has been liquidated, the General Partners will file a Certificate of Cancellation with the California Secretary of State, whereupon the Partnership will be terminated and will cease to exist.

YOUR VOTE IS VERY IMPORTANT. FAILURE TO RETURN THE ENCLOSED CONSENT FORM WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE LIQUIDATION. WE RECOMMEND THAT ALL LIMITED PARTNERS APPROVE THE LIQUIDATION BY MARKING THE BOX ENTITLED “FOR” ON THE ENCLOSED CONSENT FORM. IF YOU SIGN AND SEND IN THE ENCLOSED CONSENT FORM BUT DO NOT INDICATE HOW YOU WANT TO VOTE AS TO THE LIQUIDATION, YOUR CONSENT FORM WILL BE TREATED AS VOTING “FOR” THE LIQUIDATION.

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THE PARTNERSHIP AND THE GENERAL PARTNERS

The Partnership

The Partnership is a limited partnership which was formed on August 29, 1984, under the California Uniform Limited Partnership Act. The Partnership reached final funding in July 1987. The General Partners of the Partnership are Daniel L. Stephenson and Rancon Financial Corporation.  Rancon Financial Corporation is wholly-owned by Daniel L. Stephenson.  The Partnership has no employees.  As of December 31, 2013, there were 65,819 Units outstanding. The Partnership’s term continues until December 31, 2015, unless previously terminated in accordance with the provisions of the Partnership Agreement.

As of December 31, 2013, the Partnership’s properties consisted of approximately 14.7 acres of unimproved land, five office properties and seven retail properties, aggregating approximately 555,000 rentable square feet, of which 400,000 square feet are office space, and 155,000 square feet are retail space. As of December 31, 2013, the weighted average occupancy of the twelve rental properties was 73%. All of the Partnership’s properties are located in San Bernardino, California. More detail on the Partnership’s properties is set forth above under “What You Should Know Before Voting for the Liquidation—Background and Reasons for the Liquidation.”

Allocations and Distributions

Proceeds from the Liquidation will generally be used for the payment of debts and obligations of the Partnership (including the expenses of the Liquidation) and for the establishment of reserves before being distributed to the Limited Partners and the General Partners. The Partnership Agreement previously provided that distributions to the Limited Partners and the General Partners in connection with the Liquidation (other than certain distributions out of cash receipts from operations in the ordinary course of business) would have been made first to the Limited Partners and the General Partners in proportion to and to the extent of the positive balances of their capital accounts, after making certain allocations as described in the Partnership Agreement. Certain net losses from the sale of the Partnership’s assets in certain calendar years, however, were incorrectly allocated among the Limited Partners, though the amount may or may not be material. To remedy this, the General Partner, pursuant to the authority therein provided, has amended the Partnership Agreement to provide that distributions to the Limited Partners and the General Partners will be made in Liquidation as if all allocations were made correctly; therefore, the amount of the distributions may vary from the Limited Partners’ final capital account balances prior to the notional adjustments described below.

Net gain from the sale of the Partnership’s Assets is first allocated 5% to General Partners having deficit capital accounts in proportion to and to the extent of their respective deficit capital account balances, with the remaining 95% allocated among the Limited Partners. Following the Sale or Disposition of Substantially All of the Assets (as defined below), 100% of such net gain will be allocated to the General Partners to the extent of their deficit capital accounts. As of December 31, 2013, the General Partners’ aggregate capital account deficit equaled $124,573. After allocating such net gain to the General Partners to the extent of their deficit capital accounts, net gain and net losses will be allocated among the Limited Partners in a manner to reverse, to the extent possible, the effects of the prior misallocation, pursuant to the amendment to the Partnership Agreement referred to above. And, to the extent it is necessary, certain further notional adjustments will be made to the capital account balances of the Limited Partners such that, as noted above, the distributions to the Limited Partners and the General Partners will be made in Liquidation as if all allocations were made correctly. As a result, your capital account balance as of December 31, 2013, after adjustment for allocations of net gain or net loss for 2014 and subsequent calendar years, but prior to such notional adjustment, may be less than or greater than the final capital account balance which is used to determine your final liquidating distributions. As a result of this amendment, the prior misallocations will have no effect on the aggregate net gain or loss of Limited Partners, over the life of the Partnership, who acquired their Units directly from the partnership (such aggregate to include a Limited Partner’s share of the allocations of gain or loss of the Partnership plus any gain or loss realized as a result of the distributions of the Liquidation proceeds).

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The term “Sale or Disposition of Substantially All of the Assets” as used above is defined to occur upon the sale of any of the Partnership’s property if the amount of the Original Invested Capital capitalized as part of the cost of such property, together with all Original Invested Capital capitalized as part of the cost of all other properties previously sold, exceeds two-thirds of the aggregate amount of Original Invested Capital capitalized as part of the cost of all properties acquired by the Partnership. “Original Invested Capital” means the amount of cash contributed to the Partnership by each Limited Partner in consideration for his Units. The Partnership is reviewing its records to determine whether a Sale or Disposition of Substantially All of the Assets occurred in a year prior to 2014. If the Sale or Disposition of Substantially All of the Assets did not occur in a year prior to 2014, it is anticipated that the Sale or Disposition of Substantially All of the Assets will occur in 2015, but, depending on when the Partnership’s Properties are sold, it is possible that such event could occur in a different year.

Fiduciary Duties of the General Partners; Indemnification

The General Partners have fiduciary duties to the Partnership under California law in addition to the specific duties and obligations imposed upon them under the Partnership Agreement. Subject to the terms of the Partnership Agreement, the General Partners are expected, in the conduct and winding up of the Partnership’s activities, to account to the Partnership and hold as trustee for it any property, profit or benefit derived by the General Partners from such conduct and winding up of the Partnership’s activities or from the use of Partnership property, and to refrain from dealing with the Partnership as or on behalf of a party having an interest adverse to it. Under California law, the General Partners also have a duty of care to the Partnership and the Limited Partners to refrain from engaging in grossly negligent or reckless misconduct, intentional misconduct, or a knowing violation of the law, and to discharge the General Partners’ duties consistent with an obligation of good faith and fair dealing.

The Partnership Agreement provides that the General Partners and their officers, directors, employees and subsidiaries are indemnified from and against any liability, loss or damage, including expenses, incurred in connection with the business of the Partnership, provided that, if such liability, loss or damage arises out of any action or inaction of the indemnified person(s), the General Partners must have determined, in good faith, that such course of conduct was in the Partnership’s best interests and did not constitute negligence or misconduct of the General Partners. The Partnership Agreement provides that there will be no such indemnification in connection with (i) any liability imposed by law, including liability for proven fraud, misconduct or negligence, or (ii) with regard to liabilities arising under federal or state securities laws, unless the indemnified person is successful in defending such action and such indemnification is specifically approved by a court of law.

If a liquidating trust is used, the trustee of the liquidating trust will be entitled to indemnification comparable to the indemnification rights of the General Partners under the Partnership Agreement.

Role of the General Partners

The General Partners have full, complete and exclusive discretion to manage and control the business of the Partnership. The General Partners generally manage and control the day to day operations of the Partnership, and have general responsibility and overall authority over matters affecting the interests of the Partnership. The General Partners are responsible for cash management, filing of tax returns, all accounting and recordkeeping, and all communications between the Partnership and the Limited Partners. The General Partners have full liability for the Partnership’s obligations.

Role of the Limited Partners

Limited Partners may not participate in management of the Partnership without subjecting themselves to potential liability as a general partner. The consent of Limited Partners holding more than 50% of the outstanding Units entitled to vote is required for the General Partners to take certain actions, including the liquidation and dissolution of the Partnership.

Market for the Units

The Units are not listed on any national or regional securities exchange, and secondary sales activity for the Units has been limited and sporadic. Furthermore, Units are generally traded at a value below the estimated Net Liquidation Value.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of April 21, 2014, the Record Date, 65,819 Units are issued and outstanding. The table below sets forth beneficial holdings, as of the most recent practicable date, of (i) the General Partners and (ii) all those known by us to be beneficial owners of more than 5% of the Units. The Partnership does not have any executive officers.

Security Ownership of Certain Beneficial Owners

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Units	Glenborough Property Partners, LLC 400 South El Camino Real, Suite 1100 San Mateo, CA 94402	7,386 Units (direct)	11.22%
Units	MacKenzie Capital Management, LP 1640 School Street Moraga, CA 94566	7,162 Units (indirect)*	10.88%

Security Ownership of Management

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Units	Daniel L. Stephenson (IRA) 41391 Kalmia, Suite 200 Murrieta, CA 92562	4 Units (direct)	**

Units	Daniel L. Stephenson 41391 Kalmia, Suite 200 Murrieta, CA 92562	100 Units (indirect)***	**

*	Based on a review of the Partnership’s records, 23 entities that appear to be controlled by MacKenzie Capital Management, LP or its affiliates are the record owners of 7,162 Units in the aggregate.
**	Less than 1 percent
***	These Units are held by Streamside Investors, LP, of which Mr. Stephenson is the general partner.

VOTING PROCEDURES

The vote of each Limited Partner is important. You may vote using any one of the following methods:

1.	Mark, date and sign the enclosed Consent Form and mail it in the enclosed Business Reply envelope to Preferred Partnership Services, Inc., 261 Boeing Court, Livermore, CA 94551; OR

2.	Mark, date, sign and fax the enclosed Consent Form to Preferred Partnership Services, Inc., at (925) 371-0167; OR

3.	Mark, date, sign, scan and send the enclosed Consent Form via e-mail to Preferred Partnership Services, Inc., to proxy@myinvestment.com.

If you have any questions or require assistance completing the Consent Form, please call Preferred Partnership Services, Inc., toll free at (888) 909-7774.

Interests of Limited Partners represented by valid consents in the Form enclosed and not properly revoked will be counted in determining whether to approve the Liquidation. Where a choice is specified on a signed, returned Consent Form as to how you wish to vote, your interests will be voted accordingly. If no choice is specified, the signed Consent Form will be voted FOR the Liquidation.

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BECAUSE THE HOLDERS OF MORE THAN 50% OF ALL OUTSTANDING UNITS ENTITLED TO VOTE MUST APPROVE THE LIQUIDATION, FAILURE TO SUBMIT A CONSENT FORM WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE LIQUIDATION.

The vote of the Limited Partners with respect to the Liquidation will be tabulated on an ongoing basis until the requisite number of consents are obtained or the General Partners abandon the solicitation, in their sole discretion. If the solicitation is abandoned, the General Partners will issue a press release (which will be filed with the SEC under cover of Form 8-K) announcing the abandonment. The votes will be tabulated by Preferred Partnership Services, Inc., which is not affiliated with the Partnership or the General Partners.

Notwithstanding anything to the contrary set forth in this Consent Solicitation Statement, the Partnership reserves the right to amend the solicitation. Any such amendment or delay will be announced in a similar manner to that which the Partnership would announce any termination of the solicitation.

Record Date

The Liquidation proposal is being submitted for approval to those Limited Partners who hold Units as of April 21, 2014 (the “Record Date”). Accordingly, only registered Limited Partners as of the Record Date will be entitled to vote with respect to the proposal. At the Record Date, 65,819 Units were held of record by approximately 6,202 Limited Partners. Each Limited Partner is entitled to one vote for each Unit held.

Consent Form and Vote Required

AS OF THE RECORD DATE, THERE ARE 65,819 UNITS OUTSTANDING. ACCORDINGLY, 32,910 UNITS MUST BE VOTED IN FAVOR OF THE LIQUIDATION FOR THE PROPOSAL TO BE APPROVED BY THE PARTNERSHIP. THE FAILURE OF LIMITED PARTNERS HOLDING MORE THAN 50% OF THE OUTSTANDING UNITS AS OF THE RECORD DATE TO VOTE IN FAVOR OF THE LIQUIDATION WILL RESULT IN THE LIQUIDATION PROPOSAL NOT TAKING EFFECT WITH RESPECT TO THE PARTNERSHIP.

Limited Partners who wish to vote “FOR” the Liquidation should complete, sign and return the Consent Form. The Consent Form which must be completed for each Limited Partner is enclosed with this Consent Solicitation Statement. Consent Forms must be delivered by mail, facsimile or e-mail, in the manner described under the caption “Voting Procedures” above.

Revocability of Consent

Limited Partners may withdraw or revoke their consent as to the Liquidation proposal at any time prior to completion or abandonment of the solicitation. To be effective, a written, facsimile or e-mail revocation or withdrawal of the Consent Form must be received by the consent solicitation agent prior to such time and must be addressed as follows: Preferred Partnership Services, Inc., 261 Boeing Court, Livermore, CA 94551, by facsimile at (925) 371-0167; or by e-mail to proxy@myinvestment.com. A notice of revocation or withdrawal must specify the Limited Partner’s name and the number of Units being withdrawn and be signed by the Limited Partner.

Solicitation of Consents; Solicitation Expenses

The cost of preparing, assembling and mailing the enclosed Consent Form, this Consent Solicitation Statement and other materials which may be sent to Limited Partners in connection with this solicitation shall be borne by the Partnership. Certain directors, officers and employees of the General Partners may solicit the execution and return of Consent Forms by mail, telephone, e-mail, facsimile or other permitted means. Such directors, officers and employees will not be additionally compensated for these services, but may be reimbursed for their out-of-pocket expenses in connection with such solicitation.

In addition, Preferred Partnership Services, Inc., an outside solicitation firm retained by the Partnership to solicit votes and communicate with Limited Partners in connection with this Consent Solicitation Statement (in accordance with applicable law), will assist in the solicitation of votes “FOR” the adoption of the proposal. The anticipated cost of such engagement, which shall be borne solely by the Partnership, is approximately $175,000.

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FORWARD-LOOKING STATEMENTS

This Consent Solicitation Statement and the documents incorporated by reference into this Consent Solicitation Statement contain forward-looking statements. When used in this Consent Solicitation Statement, the words “believes,” “anticipates,” “expects” and similar expressions are intended to identify forward-looking statements; however, not all forward-looking statements will contain such expressions. Such statements are subject to a number of risks and uncertainties. Actual results or events in the future could differ materially from those described in the forward-looking statements as a result of intervening events and general economic conditions and other factors set forth in this Consent Solicitation Statement. We further caution recipients of this Consent Solicitation Statement that the discussion of these factors may not be exhaustive.

We undertake no obligation to update any forward-looking statements that may be made to reflect any future events or circumstances.

THE PLAN OF LIQUIDATION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR THE MERITS OF THE PROPOSED LIQUIDATION, NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

INCORPORATION BY REFERENCE

The SEC allows the Partnership to “incorporate by reference” information into this Consent Solicitation Statement, which means that the Partnership can disclose important information about itself to you by referring you to another document filed separately with the SEC rather than providing the information in this Consent Solicitation Statement. The information incorporated by reference is deemed to be part of this Consent Solicitation Statement, except for any information superseded by information contained directly in this Consent Solicitation Statement. This Consent Solicitation Statement incorporates by reference the Partnership’s Annual Report on Form 10-K for the fiscal years ended December 31, 2012, and December 31, 2013. This Consent Solicitation Statement also includes, as Appendix B, a copy of the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

WHERE YOU CAN FIND MORE INFORMATION

The Partnership is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, statements and other information with the SEC. Such reports, statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, D.C., 20549, at prescribed rates. Such material may also be accessed on the Internet through the SEC’s address at http://www.sec.gov, and are available in paper form to Limited Partners without charge upon written request to Rancon Realty Fund IV, c/o Preferred Partnership Services, Inc., 261 Boeing Court, Livermore, CA 94551. No persons have been authorized to give any information or to make any representations other than as contained in this Consent Solicitation Statement in connection with the proposed Liquidation and, if given or made, such information or representations must not be relied upon as having been authorized by the Partnership. This Consent Solicitation Statement does not constitute the solicitation of consent by anyone in any jurisdiction in which such solicitation is not authorized or in which the person making such solicitation is not qualified to do so or to any person to whom it is unlawful to make such solicitation. The delivery of this Consent Solicitation Statement shall not under any circumstances create an implication that there has been any change in the affairs of the Partnership since the date hereof or that the information herein is correct as of any time subsequent to its date.

APPENDICES

Appendix A: Plan of Liquidation and Dissolution

Appendix B: Annual Report on Form 10-K for the year ended December 31, 2013

24

APPENDIX A

PLAN OF LIQUIDATION AND DISSOLUTION OF

RANCON REALTY FUND IV, A CALIFORNIA LIMITED PARTNERSHIP

This Plan of Liquidation and Dissolution (this “Plan”) dated as of April 10, 2014, of Rancon Realty Fund IV, a California Limited Partnership (the “Partnership”), is for the purpose of effecting the complete liquidation and dissolution of the Partnership in accordance with the laws of the State of California.

1.          Intention of the General Partners. Daniel L. Stephenson and Rancon Financial Corporation, as the general partners of the Partnership (the “General Partners”), believe that the liquidation and dissolution (the “Liquidation”) of the Partnership at this time is in the best interest of the Partnership and its Limited Partners (the “Limited Partners”). Therefore, the General Partners have submitted this Plan to the Limited Partners for their consent to liquidate and dissolve the Partnership in accordance with Section 19 of the Second Amended and Restated Agreement and Certificate of Limited Partnership of the Partnership, dated as of October 5, 1985, and amended as of March 27, 2014 (the “Partnership Agreement”).

2.          Effectiveness. This Plan shall be effective upon the approval hereof by the affirmative vote of Limited Partners who own more than 50% of the limited partnership units of the Partnership (the “Units”), as required by the Partnership Agreement (the “Effective Date”). Until such time as the Limited Partners approve this Plan, the General Partners shall not take and shall not cause the Partnership to take any of the actions, and shall not do or cause the Partnership to do, any of the things provided herein; provided, however, that the foregoing shall in no event limit the right of the General Partners to sell, on behalf of the Partnership, properties in transactions in a manner consistent with past practice.

3.          Management and Disposition of Assets. On or after the Effective Date, the General Partners shall proceed to wind up the affairs of the Partnership and shall continue to have all the powers of the General Partners under the Partnership Agreement, including the power to (i) fulfill or discharge the Partnership’s contracts, (ii) collect the Partnership’s assets, (iii) sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining assets of the Partnership to one or more persons at such price, and for such consideration, as the General Partners deem to be in the best interests of the Partnership, (iv) discharge or pay the Partnership’s liabilities and (v) do all other things appropriate to liquidate the Partnership’s business. The Partnership shall not sell or dispose of any of its assets to either of the General Partners or any of their affiliates.

4.  Provisions for Liabilities. All liabilities of the Partnership shall be paid for, settled or otherwise satisfied in the manner determined by the General Partners. There may be set aside, and retained in cash or other assets, a reserve fund or reserve funds in an amount or amounts determined by the General Partners to be necessary for the payment of estimated liabilities, taxes and expenses, including the expenses related to the effectuation of this Plan.

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5.          Liquidating Trust. In the event that: (a) in the opinion of the General Partners, it would not be feasible for the Partnership to pay, or adequately provide for, all liabilities of the Partnership (including costs and expenses incurred and anticipated to be incurred in connection with the effectuation of this Plan) at the time the final liquidating distribution is made pursuant to Section 6 hereof, or (b) the General Partners determine that it is not advisable to distribute at such time any other property held by or for the account of the Partnership because such property is not reasonably susceptible for distribution to General Partners and the Limited Partners (together, the “Partners”) or otherwise, the Partnership shall transfer and assign to a liquidating trust designated by the General Partners (the “Liquidating Trust”) sufficient cash and property to pay or adequately provide for all such debts and liabilities and such other property as the General Partners shall have determined is appropriate. The Liquidating Trust Agreement governing the Liquidating Trust shall be approved by the General Partners. The transfer and assignment of Partnership assets to the Liquidating Trust and the distribution to Partners of non-transferrable beneficial interests therein shall qualify as a distribution by the Partnership to the Partners pursuant to Section 19.2.3 of the Partnership Agreement. From and after the date of the Partnership’s transfer of cash and property to the Liquidating Trust, (i) the Partnership shall have no interest in and to such cash and property and (ii) all such cash and property shall thereafter be held by the Liquidating Trust solely for the benefit of and ultimate distribution to the Partners, subject to any unsatisfied debts, liabilities and expenses.

6.          Distributions to Partners. The assets of the Partnership which, in the opinion of the General Partners, no longer need to be retained as a reserve fund to meet liabilities, shall, subject to Sections 4 and 5 hereof, be distributed to the Partners as set forth in Section 19.2.3 of the Partnership Agreement. All proceeds remaining in any Liquidating Trust or reserve after the satisfaction of all potential liabilities will be distributed among the Partners in the same proportions as if distributions were made from the Partnership under this Plan.

7.          Authorization of the General Partners.  The General Partners may hire employees and/or retain independent contractors in connection with the liquidation and winding up process, and are authorized to pay to employees or independent contractors reasonable compensation. The approval of this Plan shall constitute full and complete authority to the General Partners, without further Limited Partner action, to do and perform any and all acts and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character that the General Partners deem necessary, appropriate or advisable and in accordance with this Plan, the Partnership Agreement and the laws of the State of California: (i) to dissolve the Partnership in accordance with the laws of the State of California and cause its withdrawal from all jurisdictions in which it is authorized to do business; (ii) to sell, dispose, convey, transfer and deliver the assets of the Partnership; (iii) to satisfy or provide for the satisfaction of the Partnership’s obligations in accordance with the laws of the State of California and the Partnership Agreement; and (iv) to distribute all of the remaining funds of the Partnership and any unsold assets of the Partnership to the Partners as set forth in Section 6 above.

8.          Notices, Reports and Filings. In connection with the Liquidation and winding up of the Partnership, the General Partners shall:

(a)          Cause to be prepared and published a notice of dissolution in accordance with Section 15908.07 of the California Uniform Limited Partnership Act of 2008; and

(b)          Cause to be executed and timely filed: (i) with the California Secretary of State, a Certificate of Cancellation cancelling the Partnership’s Certificate of Limited Partnership; (ii) with the Internal Revenue Service, all returns, reports, documents, certificates and other information required under the Internal Revenue Code of 1986, as amended, or applicable Treasury Department rules or regulations; (iii) with the appropriate authorities in any other tax jurisdiction, all returns, reports, documents, certificates and other information required under the laws of such jurisdictions; and (iv) with the Securities and Exchange Commission, any reports required under the Exchange Act of 1934, as amended (the “Exchange Act”), including a Form 15 terminating the registration of the Partnership under the Exchange Act.

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9. Other Acts. The General Partners shall take, or cause the Partnership to take, such other acts and deeds and shall do, or cause the Partnership to do, such other things, as are necessary or appropriate in connection with the dissolution, winding up and Liquidation of the Partnership, the termination of the responsibilities and liabilities of the Partnership under applicable law, and the termination of the existence of the Partnership.

10. Indemnification. The obligation of the Partnership to indemnify and reimburse the General Partners and their officers, directors, employees and subsidiaries pursuant to applicable law and/or Section 21 of the Partnership Agreement or otherwise shall survive the liquidation and dissolution of the Partnership and may be satisfied only out of the assets of any reserve fund or Liquidating Trust which has assumed the liability of the Partnership thereof, but not from distributions to Limited Partners.

11.         Modification and Abandonment. The General Partners may modify or amend this Plan if they determine that such action would be in the best interests of the Partnership and its Limited Partners. In the event that a modification or amendment appears necessary and will, in the judgment of the General Partners, materially and adversely affect the interests of the Limited Partners, such modification or amendment will be submitted to the Limited Partners for approval by Limited Partners holding more than 50% of the outstanding Units. The General Partners may abandon this Plan at any time if they determine that abandonment would be in the best interest of the Partnership and its Limited Partners.

IN WITNESS WHEREOF, the Partnership has made and executed this Plan as of the date first written above.

RANCON REALTY FUND IV,
A CALIFORNIA LIMITED PARTNERSHIP

By:	/s/ Daniel L. Stephenson
Daniel L. Stephenson, its General Partner

By:	Rancon Financial Corporation,
its General Partner

	By:	/s/ Daniel L. Stephenson
Daniel L. Stephenson, President

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Appendix B

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

For the year ended December 31, 2013

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

For the transition period from _______ to _______

Commission file number: 0-14207

RANCON REALTY FUND IV,

A CALIFORNIA LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

California	33-0016355
(State or other jurisdiction	(I.R.S. Employer
Of incorporation or organization)	Identification No.)

400 South El Camino Real, Suite 1100
San Mateo, California	94402-1708
(Address of principal executive offices)	(Zip Code)

Partnership’s telephone number, including area code (650) 343-9300

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Units of Limited Partnership Interest

(Title of class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act of 1933, as amended. Yes ☐ No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Securities Act of 1934, as amended. Yes ☐ No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒ No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See definition of “accelerated filer,” “large accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large Accelerated Filer ☐   Accelerated Filer ☐    Non-accelerated filer ☐ Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐ No ☒

No market for the Limited Partnership Units exists and therefore a market value for such Units cannot be determined.

DOCUMENTS INCORPORATED BY REFERENCE:

INDEX

RANCON REALTY FUND IV,

A CALIFORNIA LIMITED PARTNERSHIP

		Page No.
	PART I

Item 1.	Business	3
Item 1A.	Risk Factors	4-5
Item 1B.	Unresolved Staff Comments	5
Item 2.	Properties	5-7
Item 3.	Legal Proceedings	8
Item 4.	Mine Safety Disclosures	8

	PART II

Item 5.	Market for Partnership’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities	8
Item 6.	Selected Financial Data	8
Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations	9-12
Item 7A.	Qualitative and Quantitative Disclosures about Market Risk	13
Item 8.	Financial Statements and Supplementary Data	13
Item 9.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	13
Item 9A.	Controls and Procedures	13
Item 9B.	Other information	13

	PART III

Item 10.	Directors, Executive Officers and Corporate Governance	14
Item 11.	Executive Compensation	14
Item 12.	Security Ownership of Certain Beneficial Owners and Management and related Stockholder Matters	14
Item 13.	Certain Relationships and Related Transactions, and Director Independence	15
Item 14.	Principal Accountant Fees and Services	15

	PART IV

Item 15.	Exhibits and Financial Statement Schedules.	16-17

	SIGNATURES	18

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Part I

Item 1.	Business

Rancon Realty Fund IV, a California Limited Partnership (“the Partnership”), was organized in accordance with the provisions of the California Uniform Limited Partnership Act for the purpose of acquiring, developing, operating and selling real property. The Partnership was organized in 1984 and reached final funding in July 1987. The general partners of the Partnership are Daniel L. Stephenson (“DLS”) and Rancon Financial Corporation (“RFC”), hereinafter collectively referred to as the “General Partner”. RFC is wholly owned by DLS. The Partnership has no employees.

The Partnership’s initial acquisition of property during 1984 and 1985 consisted of approximately 76.56 acres of partially developed and unimproved land located in San Bernardino, California. The property is part of a master-planned development of approximately 153 acres known as Tri-City (“Tri-City”) and is zoned for mixed commercial, office, hotel, transportation-related, and light industrial uses. Other than two properties which were sold in 2005 and one property which was sold in 2013 to third parties by the Partnership and Rancon Realty Fund V (“Fund V”), a limited partnership sponsored by the General Partner of the Partnership, substantially all of the parcels thereof are separately owned by either the Partnership or Fund V. As of December 31, 2013, the Partnership has twelve properties consisting of five office buildings and seven retail buildings. The Partnership’s properties are more fully described in Item 2.

In November 2005, in connection with a refinancing, the Partnership formed Rancon Realty Fund IV Subsidiary LLC, a Delaware limited liability company (“RRF IV SUB”), which is wholly owned by the Partnership. The new entity was formed to satisfy certain lender requirements for a loan obtained in the fourth quarter of 2005. The loan is collateralized by eight properties (as discussed in Item 2) which have been contributed to RRF IV SUB by the Partnership. Since RRF IV SUB is wholly owned by the Partnership, the financial statements of RRF IV SUB have been consolidated with those of the Partnership.

The Partnership commenced on April 3, 1984 and shall continue until December 31, 2015, unless terminated earlier in accordance with the provisions of the Partnership agreement. The partnership intends to send a Consent Solicitation Statement to its Limited Partners to seek their consent to the dissolution of the Partnership prior to December 31, 2015. The dissolution will require the approval of Limited Partners holding a majority of the outstanding units. If the dissolution of the Partnership is approved by the Limited Partners, the General Partner will begin an orderly liquidation of the Partnership’s assets. Management anticipates that the Partnership will complete the sale of its properties within 12-18 months after the Limited Partners have approved the dissolution. However, because of numerous uncertainties, the liquidation process may take longer or shorter than expected. Dissolution can be a complex process that may depend on a number of factors, most of which are beyond the Partnership’s control. There can be no assurance that the liquidation will be approved by the Limited Partners, or that it will be completed within a specified time frame if it is approved. The Partnership is not soliciting the consent of Limited Partners to the dissolution of the Partnership now; such solicitation can only be made after the Consent Solicitation statement has been declared final in accordance with the SEC’s proxy rules.

Competition Within The Market

The Partnership competes in the leasing of its properties primarily with other available properties in the local real estate market. Other than Fund V, management is not aware of any specific competitors of the Partnership’s properties doing business on a significant scale in the local market. Management believes that characteristics influencing the competitiveness of a real estate project include the geographic location of the property, the professionalism of the property manager, the maintenance and appearance of the property and rental rates, in addition to external factors such as general economic circumstances, trends, and the existence of new competing properties in the vicinity. Additional competitive factors with respect to commercial and industrial properties include the ease of access to the property, the adequacy of related facilities, such as parking, and the ability to provide rent concessions and tenant improvements commensurate with local market conditions. Although management believes the Partnership’s properties are competitive with comparable properties as to those factors within the Partnership’s control, over-building and other external factors could adversely affect the ability of the Partnership to attract and retain tenants. The marketability of the properties may also be affected (either positively or negatively) by these factors as well as by changes in general or local economic conditions, including prevailing interest rates and the availability of financing. Depending on market and economic conditions, the Partnership may be required to retain ownership of its properties for periods longer than anticipated, or may need to sell earlier than anticipated or refinance a property, at a time or under terms and conditions that are less advantageous than would be the case if unfavorable economic or market conditions did not exist.

Working Capital

The Partnership’s practice is to maintain cash reserves for normal repairs, replacements, working capital and other contingencies.

Other Factors

Approximately 14.7 acres of the Tri-City land owned by the Partnership was part of a 27-acre landfill operated by the City of San Bernardino (“the City”) from approximately 1950 to 1960. This landfill incorporates two land parcels and part of a third parcel. In 1996, the Santa Ana Regional Water Quality Control Board ("SARWQCB"), with regulatory jurisdiction over the closure and monitoring of landfills, determined that the City was primarily responsible for the landfill. Therefore, the City and the Partnership entered into a Limited Access Easement Agreement, giving the City access to the site for development, implementation and financial responsibility for a plan for the remediation of the landfill. It was determined that the City was to improve the landfill cover system (The Waterman Landfill Cover Improvement Plans, April 2002), perform groundwater monitoring and install a permanent gas extraction system (Landfill Gas Collection System). Under the Limited Access Easement Agreement with the Partnership, methane monitoring is handled directly by the City. The City's installation of the cover improvement system was completed in the first quarter of 2007 along with the gas extraction system. The system is now operational and working properly to eliminate methane from the landfill.  All controlled wells are in compliance with County standards. Presently, the Partnership does not have any plans to develop or sell this site. No assurance can be made that circumstances will not arise which could impact the Partnership’s responsibility related to the land.

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Item 1A.	Risk Factors

Risks of the Current Economic Environment

Financial markets have experienced unusual volatility and uncertainty over the past few years. Liquidity has tightened in all financial markets, including the debt and equity markets. The Partnership’s ability to fund normal recurring expenses and capital expenditures as well as its ability to repay or refinance debt maturities could be adversely affected by an inability to secure financing at reasonable terms, if at all. If economic conditions persist or deteriorate, the Partnership may experience increases in past due accounts, defaults, lower occupancy and reduced effective rents. These conditions could negatively affect the Partnership’s future net income and cash flows and could adversely affect its ability to fund distributions, debt service payments and tenant improvements.

Market Fluctuations in Rental Rates and Occupancy Could Adversely Affect Our Operations

As leases turn over, our ability to re-lease the space to existing or new tenants at rates equal to or greater than those realized historically may be impacted by, among other things, the economic conditions of the market in which a property is located, the availability of competing space (including sublease space offered by tenants who have vacated space in competing buildings prior to the expiration of their lease term), and the level of improvements which may be required at the property. We cannot be assured that the rental rates we obtain in the future will be equal to or greater than those obtained under existing contractual commitments. If we cannot lease all or substantially all of the expiring space at our properties promptly, or if the rental rates are significantly lower than expected, then the results of operations and financial condition could be negatively impacted.

Tenants’ Defaults Could Adversely Affect Our Operations

Our ability to manage our assets is subject to federal bankruptcy laws and state laws that limit creditors’ rights and remedies available to real property owners to collect delinquent rents. If a tenant becomes insolvent or bankrupt, we cannot be sure that we could recover the premises from the tenant promptly or from a trustee or debtor-in-possession in any bankruptcy proceeding relating to that tenant. We also cannot be sure that we would receive rent in the proceeding sufficient to cover our expenses with respect to the premises. If a tenant becomes bankrupt, the federal bankruptcy code will apply, which in some instances may restrict the amount and recoverability of our claims against the tenant. A tenant’s defaulting on their obligations to us could adversely affect our results of operations and financial condition.

Potential Liability Due to Environmental Matters

Under federal, state and local laws relating to protection of the environment (“Environmental Laws”), a current or previous owner or operator of real estate may be liable for contamination resulting from the presence or discharge of petroleum products or other hazardous or toxic substances on the property. These owners may be required to investigate and clean-up the contamination on the property as well as the contamination which has migrated from the property. Environmental Laws typically impose liability and clean-up responsibility without regard to whether the owner or operator knew of, or was responsible for, the presence of the contamination. This liability may be joint and several unless the harm is divisible and there is a reasonable basis for allocation of responsibility. In addition, the owner or operator of a property may be subject to claims by third parties based on personal injury, property damage and/or other costs, including investigation and clean-up costs, resulting from environmental contamination. Environmental Laws may also impose restrictions on the manner in which a property may be used or transferred or in which businesses may be operated. These restrictions may require expenditures. Under the Environmental Laws, any person who arranges for the transportation, disposal or treatment of hazardous or toxic substances may also be liable for the costs of investigation or clean-up of those substances at the disposal or treatment facility, whether or not the facility is or ever was owned or operated by that person.

Our tenants generally are required by their leases to operate in compliance with all applicable Environmental Laws, and to indemnify us against any environmental liability arising from their activities on the properties. However, we could be subject to strict liability by virtue of our ownership interest in the properties. Also, tenants may not satisfy their indemnification obligations under the leases. We are also subject to the risk that:

•	any environmental assessments of our properties may not have revealed all potential environmental liabilities,
•	any prior owner or prior or current operator of these properties may have created an environmental condition not known to us, or
•	an environmental condition may otherwise exist as to any one or more of these properties.

Any one of these conditions could have an adverse effect on our results of operations and financial condition. Moreover, future environmental laws, ordinances or regulations may have an adverse effect on our results of operations and financial condition. Also, the current environmental condition of those properties may be affected by tenants and occupants of the properties, by the condition of land or operations in the vicinity of the properties (such as the presence of underground storage tanks), or by third parties unrelated to us.

We are not aware of any current liabilities related to environmental matters that are material to us. However, the foregoing risk factor is provided because such risks are inherent to real estate ownership.

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Environmental Liabilities May Adversely Affect Operating Costs and Ability to Borrow

The obligation to pay for the cost of complying with existing Environmental Laws as well as the cost of complying with future legislation may affect our operating costs. In addition, the presence of petroleum products or other hazardous or toxic substances at any of our properties, or the failure to remediate those properties properly, may adversely affect our ability to borrow by using those properties as collateral. The cost of defending against claims of liability and the cost of complying with Environmental Laws, including investigation or clean-up of contaminated property, could materially adversely affect our results of operations and financial condition.

General Risks of Ownership of Real Estate

We are subject to risks generally incidental to the ownership of real estate. These risks include:

•	changes in general economic or local conditions;
•	changes in supply of or demand for similar or competing properties in an area;
•	the impact of environmental protection laws;
•	changes in interest rates and availability of financing which may render the sale or financing of a property difficult or unattractive;
•	changes in tax, real estate and zoning laws; and
•	the creation of mechanics’ liens or similar encumbrances placed on the property by a lessee or other parties without our knowledge and consent.

Should any of these events occur, our results of operations and financial condition could be adversely affected.

Uninsured Losses May Adversely Affect Operations

We, or in certain instances, tenants of our properties, carry property and liability insurance policies insuring the properties. This coverage has policy specifications and insured limits customarily carried for similar properties. However, certain types of losses (such as from earthquakes and floods) may be either uninsurable or not economically insurable. Further, certain properties are located in areas that are subject to earthquake activity and floods. Should a property sustain damage as a result of an earthquake or flood, we may incur losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Additionally, we have elected to obtain insurance coverage for "certified acts of terrorism" as defined in the Terrorism Risk Insurance Act of 2002, as amended and reauthorized to date; however, our policies of insurance may not provide coverage for other acts of terrorism. Any losses from such other acts of terrorism might be uninsured. Should an uninsured loss occur, we could lose some or all of our capital investment, cash flow and anticipated profits related to one or more properties. This could have an adverse effect on our results of operations and financial condition.

Illiquidity of Real Estate May Limit Our Ability to Vary Our Portfolio

Real estate investments are relatively illiquid and, therefore, will tend to limit our ability to vary our portfolio quickly in response to changes in economic or other conditions.

Potential Liability Under the Americans With Disabilities Act

All of our properties are required to be in compliance with the Americans With Disabilities Act. The Americans With Disabilities Act generally requires that places of public accommodation be made accessible to people with disabilities to the extent readily achievable. Compliance with the Americans With Disabilities Act requirements could require removal of access barriers. Non-compliance could result in imposition of fines by the federal government, an award of damages to private litigants and/or a court order to remove access barriers. Pursuant to lease agreements with tenants in certain of the “single-tenant” properties, the tenants are obligated to comply with the Americans With Disabilities Act provisions. If our costs are greater than anticipated or tenants are unable to meet their obligations, our results of operations and financial condition could be adversely affected.

Risks of Litigation

Certain claims and lawsuits have arisen against us in our normal course of business. We believe that such claims and lawsuits will not have a material adverse effect on our financial position, cash flow or results of operations.

Item 1B.	Unresolved Staff Comments

None.

Item 2.	Properties

During 1984 and 1985, the Partnership acquired a total of 76.56 acres of partially developed land in Tri-City for an aggregate purchase price of $9,917,000. In 1985, Fund V acquired the remaining 76.21 acres within Tri-City.

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Tri-City is located at the northeastern quadrant of the intersection of Interstate 10 (San Bernardino Freeway) and Waterman Avenue in the southernmost part of the City of San Bernardino and is in the heart of the Inland Empire, the most densely populated area of San Bernardino and Riverside Counties.

The Inland Empire is generally broken down into two major markets, Inland Empire East and Inland Empire West, which in the aggregate consist of approximately 24.5 million square feet of office space. Tri-City is located within the Inland Empire East market. According to a fourth quarter 2013 market view report from an independent broker the overall vacancy rate was 18% within the Inland Empire East market as of December 31, 2013.

As of December 31, 2013, the Partnership owned twelve rental properties and approximately 14.7 acres of unimproved land.

Properties

The Partnership’s improved properties in Tri-City are as follows:

Property	Type	Square Footage

One Vanderbilt	Four-story office building	73,730
Carnegie Business Center I	Two office buildings	62,538
Service Retail Center	Two retail buildings	20,780
Promotional Retail Center	Four retail buildings	66,244
Northcourt Plaza	Two-story office building	77,589
TGI Friday’s	Restaurant	9,956
Promotional Retail Center II	Retail building	39,123
Mimi’s Café	Restaurant	6,455
Palm Court Retail I	Retail building	5,053
Palm Court Retail II	Retail building	7,433
Vanderbilt Plaza	Four-story office building	114,707
North River Place	Three-story office building	71,157
		554,765

The five office properties totaling approximately 399,000 square feet are 72% occupied, and the seven retail properties totaling approximately 155,000 square feet are 54% occupied as of December 31, 2013.

As of December 31, 2013, one tenant, an educational institution, occupying approximately 99,000 square feet of the 555,000 total rentable square feet accounted for approximately 25% of rental revenue generated in 2013.

Weighted Average Occupancy rates for the Partnership’s properties for each of the five years ended December 31, 2013 were as follows:

	2013	2012	2011	2010	2009

One Vanderbilt	89%	94%	100%	100%	86%
Carnegie Business Center I	100%	100%	100%	100%	100%
Service Retail Center	63%	56%	54%	77%	72%
Promotional Retail Center	63%	63%	63%	63%	63%
Northcourt Plaza	56%	53%	53%	49%	0%
TGI Friday’s	100%	100%	100%	100%	100%
Promotional Retail Center II	25%	17%	0%	0%	0%
Mimi’s Café	100%	100%	100%	100%	100%
Palm Court Retail I	100%	82%	30%	30%	70%
Palm Court Retail II	100%	100%	100%	100%	100%
Vanderbilt Plaza	92%	92%	92%	79%	90%
North River Place (commenced operations in January 2009)	44%	44%	44%	44%	44%

Weighted average occupancy	73%	72%	71%	68%	62%

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Promotional Retail Center II is currently unoccupied. Management is actively marketing the vacant space in all of the buildings for lease.

The annual effective rents per square foot for each of the five years ended December 31, 2013 were as follows:

	2013	2012	2011	2010	2009

One Vanderbilt	$13.24	$17.74	$18.96	$22.26	$19.68
Carnegie Business Center I	$20.10	$19.50	$18.95	$18.50	$17.96
Service Retail Center	$18.34	$18.87	$16.78	$19.03	$17.40
Promotional Retail Center	$13.27	$13.45	$13.26	$12.24	$13.90
Northcourt Plaza	$21.48	$19.59	$15.89	$18.20	$0.00
TGI Friday’s	$21.57	$21.57	$21.57	$19.17	$19.17
Promotional Retail Center II	$0.00	$0.00	$0.00	$0.00	$0.00
Mimi’s Café	$17.04	$16.67	$16.67	$16.67	$16.67
Palm Court Retail I	$26.84	$24.94	$22.09	$22.09	$28.19
Palm Court Retail II	$20.69	$20.18	$20.18	$20.18	$20.18
Vanderbilt Plaza	$23.11	$21.11	$23.97	$24.45	$24.81
North River Place (commenced operations January 2009)	$30.50	$29.44	$28.45	$27.43	$12.42

Annual effective rent is calculated by dividing the aggregate of annualized December monthly rental income by the total square feet occupied at the property.

The Partnership’s properties are owned by the Partnership subject to the following first deeds of trust as of December 31, 2013:

Collateral	Eight properties (discussed below)	Carnegie Business Center, Vanderbilt Plaza, Northcourt, and North River

Form of debt	Note payable	Line of credit
Availability	––	$15,000,000
Outstanding balance	$20,909,000	$7,749,000
Interest Rate	5.46%	variable
Monthly payment	$136,000	Interest only
Original Maturity date	1/1/2016	12/19/2010
Extended Maturity date	N/A	12/19/2014

The note payable is collateralized by Promotional Retail Center II, Mimi’s Cafe, Palm Court Retail I and II, Promotional Retail Center, Service Retail Center, TGI Friday’s and One Vanderbilt. This note provides for a one-time loan assumption and release provisions for individual assets.

On November 12, 2013, we modified the line of credit agreement to extend the maturity date to December 19, 2014 with one remaining one year extension option. The total availability is $15,000,000, the interest rate is 30-day LIBOR plus 3%, and the line is collateralized by Carnegie Business Center, Vanderbilt Plaza, North River Place and Northcourt Plaza. The line of credit contains a minimum net worth covenant and a debt to total assets covenant. In order to extend the maturity date of the line of credit in the future, the Partnership must meet several conditions precedent, including a specified loan to value ratio. The Partnership is in compliance with the debt covenants and extension conditions.

Land

As of December 31, 2013, the Partnership owned approximately 14.7 acres of unimproved land. This land was part of a 27-acre landfill operated by the City of San Bernardino (“the City”) from approximately 1950 to 1960. This landfill incorporates two land parcels and part of a third parcel. In 1996, the Santa Ana Regional Water Quality Control Board ("SARWQCB"), with regulatory jurisdiction over the closure and monitoring of landfills, determined that the City was primarily responsible for the landfill. Therefore, the City and the Partnership entered into a Limited Access Easement Agreement, giving the City access to the site for development, implementation and financial responsibility for a plan for the remediation of the landfill. It was determined that the City was to improve the landfill cover system (The Waterman Landfill Cover Improvement Plans, April 2002), perform groundwater monitoring and install a permanent gas extraction system (Landfill Gas Collection System). Under the Limited Access Easement Agreement with the Partnership, methane monitoring is handled directly by the City. The City's installation of the cover improvement system was completed in the first quarter of 2007 along with the gas extraction system. The system is now operational and working properly to eliminate methane from the landfill.  All controlled wells are in compliance with County standards. Presently, the Partnership does not have any plans to develop or sell this site. No assurance can be made that circumstances will not arise which could impact the Partnership’s responsibility related to the land.

7

Item 3.	Legal Proceedings

Certain claims and lawsuits have arisen against the Partnership in its normal course of business. The Partnership believes that such claims and lawsuits will not in the future have a material adverse effect on the Partnership’s financial position, cash flow or results of operations.

Item 4.	Mine Safety Disclosures

Not Applicable.

Part II

Item 5.	Market for Partnership’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

Market Information

There is no established trading market for the Units issued by the Partnership.

Holders

As of December 31, 2013, there were 6,297 holders of Units.

Distributions

Distributions are paid from either Cash From Operations or Cash From Sales or Refinancing (as such terms are defined in the Partnership Agreement).

Cash From Operations includes all cash receipts from operations in the ordinary course of business (except for the sale, refinancing, exchange or other disposition of real property in the ordinary course of business) after deducting payments for operating expenses. All distributions of Cash From Operations are paid in the ratio of 90% to the limited partners and 10% to the General Partner.

Cash From Sales or Refinancing is the net cash realized by the Partnership from the sale, disposition or refinancing of any property after redemption of applicable mortgage debt and all expenses related to the transaction, together with interest on any notes taken back by the Partnership upon the sale of a property. Distributions of Cash From Sales or Refinancing are generally allocated as follows: (i) first, 1% to the General Partner and 99% to the limited partners until the limited partners have received an amount equal to their capital contributions, plus a 12% return on their unreturned capital contributions (less prior distributions of Cash from Operations); (ii) second, to limited partners who purchased their Units of limited partnership interest prior to April 1, 1985, to the extent they receive an additional return (depending on the date on which they purchased the Units) on their unreturned capital of either 9%, 6% or 3% (calculated through October 31, 1985); and (iii) third, 20% to the General Partner and 80% to the limited partners. A more detailed statement of these distribution policies is set forth in the Partnership Agreement.

There were no distributions during 2013 or 2012.

Item 6.	Selected Financial Data

Not applicable.

8

Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis of our results of operations, liquidity and capital resources, and financial condition should be read in conjunction with the selected financial data in Item 6 and the consolidated financial statements, including the notes thereto, included in Item 15 of Part IV.

Overview

Leasing

During 2013, management executed three new leases totaling 8,254 square feet of space and renewed eleven leases totaling 75,958 square feet.

Promotional Retail Center II was temporarily leased during 2013 but is currently unoccupied. The former tenant, which occupied 100% of the 39,123 square feet, filed for bankruptcy in November 2008 and vacated the building in March 2009. Management is actively marketing the vacant space in all of the buildings for lease.

Results of Operations

Comparison of the year ended December 31, 2013 to the year ended December 31, 2012

Revenue

Rental revenue increased slightly by $57,000, or 1%, for the year ended December 31, 2013 as compared to the year ended December 31, 2012 due to scheduled rent increases. Tenant reimbursements decreased by $138,000, or 14%, for the year ended December 31, 2013 as compared to the year ended December 31, 2012 primarily due to lower overtime HVAC usage by tenants.

Expenses

Property operating costs decreased slightly by $4,000, or less than 1%, for the year ended December 31, 2013 as compared to the year ended December 31, 2012. Depreciation and amortization increased slightly by $73,000, or 2%, for the year ended December 31, 2013 as compared to the year ended December 31, 2012.

General and administrative expense decreased by $25,000, or 3%, for the year ended December 31, 2013 as compared to the year ended December 31, 2012 primarily due to lower professional fees related to the SBX light rail project in 2012.

The provision for impairment of $1,900,000 for the year ended December 31, 2013 relates to Northriver Place. The Partnership conducts a comprehensive review of all real estate assets in accordance with the guidance related to accounting for impairment or disposal of long lived assets, which indicates that asset values should be analyzed whenever events or changes in circumstances indicate that the carrying value of a property may not be fully recoverable. The process entails the analysis of each asset for instances where book value exceeded the estimated fair value. As a result of continued vacancy, the Partnership’s Northriver Place property was written down to fair value and a non-cash impairment charge of $1,900,000 was recognized in the year ended December 31, 2013.

Non-operating income / expenses

Interest expense decreased $13,000, or 1%, for the year ended for the year ended December 31, 2013 as compared to the year ended December 31, 2012 due to lower principle balances resulting from normal amortization.

Liquidity and Capital Resources

As of December 31, 2013, the Partnership had cash and cash equivalents of $2,888,000.

The Partnership’s primary liability at December 31, 2013 is a note payable of approximately $20,909,000, collateralized by properties with an aggregate net carrying value of approximately $11,560,000. The note has a 10-year term with a 30-year amortization requiring monthly principal and interest payments of approximately $136,000, bears a fixed interest rate of 5.46%, and has a maturity date of January 1, 2016. The note is collateralized by Promotional Retail II, Mimi’s Café, Palm Court Retail I and II, Promotional Retail Center, Service Retail Center, TGI Friday’s and One Vanderbilt. This note also provides for a one-time loan assumption and release provisions for individual assets.

On November 12, 2013, we modified the line of credit agreement to extend the maturity date to December 19, 2014 with one remaining one year extension option. The total availability is $15,000,000, the interest rate is 30-day LIBOR plus 3%, and the line is collateralized by Carnegie Business Center, Vanderbilt Plaza, North River Place and Northcourt Plaza. The line of credit contains a minimum net worth covenant and a debt to total assets covenant. In order to extend the maturity date of the line of credit in the future, the Partnership must meet several conditions precedent, including a specified loan to value ratio. The Partnership is in compliance with the debt covenants and extension conditions. As of December 31, 2013, $7,749,000 was outstanding on the line of credit.

9

The Partnership is contingently liable for subordinated real estate commissions payable to the General Partner in the aggregate amount of $643,000 as of December 31, 2013, for sales that were completed in previous years. The subordinated real estate commissions are payable only after the limited partners have received distributions equal to their original invested capital plus a cumulative non-compounded return of 12% per annum on their adjusted invested capital. Since the circumstances under which these commissions would be payable are considered remote, the liability has not been recognized in the accompanying consolidated financial statements. However, the amount will be recorded when and if it becomes probable.

Operationally, the Partnership’s primary source of funds consists of cash provided by its rental activities. Other sources of funds may include permanent financing, draws on the line of credit, proceeds from property sales and interest income on money market funds and short-term investments. Cash generated from property sales is generally added to the Partnership’s cash reserves, pending use in the development of properties, leasing costs or distribution to the partners and payment of debt.

Contractual Obligations

At December 31, 2013, we had contractual obligations as follows (in thousands):

	Less than 1
	year	1 to 3 years	Total
Collateralized mortgage loans	$506	$20,403	$20,909
Interest on indebtedness	1,129	1,101	2,230
Line of credit	7,749	-	7,749
Total	$9,384	$21,504	$30,888

Management expects that the Partnership’s cash balance at December 31, 2013, together with cash from operations, sales and financings, will be sufficient to finance the Partnership’s and the properties’ continuing operations and development plans on a short-term basis and for the reasonably foreseeable future. There can be no assurance that the Partnership’s results of operations will not fluctuate in the future and at times affect its ability to meet its operating requirements.

The Partnership knows of no demands, commitments, events or uncertainties, which might affect its capital resources in any material respect. In addition, the Partnership is not subject to any covenants pursuant to its secured debt that would constrain its ability to obtain additional capital.

Cash Flows

During 2013, cash provided by operating activities was $1,670,000, as compared to cash provided by operating activities of $1,446,000 for the same period in 2012. The change was primarily due to changes in prepaid rents partially offset by changes in accounts payable. During 2013, cash used in investing activities was $951,000 compared to cash used in investing activities of $760,000 for the same period in 2012 primarily due to the 2012 proceeds from the sale of land of $242,000. For the year ended December 31, 2013, cash used in financing activities was $687,000 compared to cash used in financing activities of $454,000 for the same period in 2012, primarily due to payment of deferred loan fees.

Operationally, our primary source of funds consists of cash provided by rental activities. In September 2012, the Partnership sold approximately 11,000 square feet of land adjacent to Hospitality Lane to the San Bernardino County Transportation Commission (SANBAG) for construction of an express bus service (SBX). The bus service will run along Hospitality Lane thru the Tri City project. Net cash provided to the Partnership for this transaction was $242,000 (resulting in a gain on the sale of land of $202,000) and was added to our cash reserves.

Critical Accounting Policies

Revenue recognized on a straight-line basis

The Partnership recognizes rental revenue on a straight-line basis over the term of its leases. Actual amounts collected could be lower than the amounts recognized on a straight-line basis if specific tenants are unable to pay rent that the Partnership has previously recognized as revenue. For tenants with percentage rent, the Partnership recognizes revenue when the tenants’ specified sales targets have been met. The reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue on an estimated basis during the current year. The Partnership develops a revised estimate of the amount recoverable from tenants based on updated expenses for the year and amounts to be recovered and records adjustments to income in the current year financial statement accounts. Any final changes in estimate based on lease-by-lease reconciliations and tenant negotiations and collection are recorded in the period those negotiations are settled.

10

Carrying value of rental properties and land held for development

The Partnership’s rental properties, including the related land, are stated at depreciated cost unless events or circumstances indicate that such amount cannot be recovered based on undiscounted cash flows, excluding interest, in which case the carrying value of the property is reduced to its estimated fair value. The valuation of impaired real estate assets, investments and real estate collateral is determined using widely accepted valuation techniques including income capitalization approach or discounted cash flow analysis on the expected cash flows of each asset considering prevailing market capitalization rates, analysis of recent comparable sales transactions, actual sales negotiations, bona fide purchase offers received from third parties and/or consideration of the amount that would be required to replace the asset, as adjusted for obsolescence. In general, the Partnership considers multiple valuation techniques when measuring fair value of an investment. However, in certain circumstances, a single valuation technique may be appropriate.

Land held for development is stated at cost unless events or circumstances indicate that cost cannot be recovered, in which case the carrying value is reduced to estimated fair value. Estimated fair value is computed using estimated sales price, based upon market values for comparable properties and considers the cost to complete and the estimated fair value of the completed project.

The pre-development costs for a new project are capitalized and include survey fees and consulting fees. Interest, property taxes and insurance related to the new project are capitalized during periods when activities that are necessary to get the project ready for its intended use are in progress. The capitalization ends when the construction is substantially completed and the project is ready for its intended use.

The actual value of the Partnership’s portfolio of properties and land held for development could be different from their carrying amounts.

Fair Value of Investments

The guidance related to accounting for fair value measurements which defines fair value and establishes a framework for measuring fair value in order to meet disclosure requirements for fair value measurements. Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. This guidance also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. This hierarchy describes three levels of inputs that may be used to measure fair value.

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized based on the inputs to the valuation techniques as follows:

Level 1. Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market.

Level 2. Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.

Level 3. Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation using unobservable inputs. This category generally includes long-term derivative contracts, real estate and unconsolidated joint ventures.

Inflation

Leases at the office properties typically provide for rent adjustment and pass-through of certain operating expenses during the term of the lease. Substantially all of the leases at the office and retail properties provide for pass-through to tenants of certain operating costs, including real estate taxes, common area maintenance expenses, and insurance. We anticipate that these provisions may permit us to increase rental rates or other charges to tenants in response to rising prices and, therefore, serve to reduce our exposure to the adverse effects of inflation.

Forward Looking Statements; Factors That May Affect Operating Results

This Report on Form 10-K contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements regarding the Partnership’s expectations, hopes, intentions, beliefs and strategies regarding the future. These forward looking statements include statements relating to:

▪	Our belief that cash and cash generated by operations, sales and financing will be sufficient to meet our operating requirements in both the short and the long-term;

11

▪	Our expectation that changes in market interest rates will not have a material impact on the performance or the fair value of our portfolio;

▪	Our belief that certain claims and lawsuits which have arisen against us in the normal course of business will not have a material adverse effect on our financial position, cash flow or results of operations;

▪	Our belief that our properties are competitive within our market;

▪	Our expectation to achieve certain occupancy levels;

▪	Our estimation of market strength;

▪	Our knowledge of any material environmental matters or issues relating to the landfill property; and

▪	Our expectation that lease provisions may permit us to increase rental rates or other charges to tenants in response to rising prices, and therefore serve to reduce exposure to the adverse effects of inflation.

All forward-looking statements included in this document are based on information available to the Partnership on the date hereof. Because these forward looking statements involve risk and uncertainty, there are important factors that could cause our actual results to differ materially from those stated or implied in the forward-looking statements. Those important factors include:

▪	market fluctuations in rental rates and occupancy;

▪	reduced demand for rental space;

▪	availability and creditworthiness of prospective tenants;

▪	defaults or non-renewal of leases by customers;

▪	differing interpretations of lease provisions regarding recovery of expenses;

▪	increased operating costs;

▪	changes in interest rates and availability of financing that may render the sale or financing of a property difficult or unattractive;

▪	our failure to obtain necessary outside financing; and

▪	the unpredictability of both the frequency and final outcome of litigation.

Risks of Litigation

Certain claims and lawsuits have arisen against us in our normal course of business. We believe that such claims and lawsuits will not have a material adverse effect on our financial position, cash flow or results of operations. See Item 1A for further discussion.

12

Item 7A.	Qualitative and Quantitative Disclosures about Market Risk

Interest Rates

The Partnership’s primary market risk exposure is to changes in interest rates obtainable on its secured borrowings. The Partnership expects that changes in market interest rates will not have a material impact on the performance or fair value of its portfolio.

For debt obligations, the table below presents principal cash flows by expected maturity dates of the note payable with a fixed interest rate of 5.46% and the line of credit with a variable interest rate of 30-day LIBOR plus 3.00% (3.19% at December 31, 2013.)

	Expected Maturity Date
	2014	2015	2016	Total
	(in thousands)
Collateralized fixed rate debt	$462	$532	$19,915	$20,909
Line of credit	7,749	-	-	7,749
	$8,211	$532	$19,915	$28,658

A change of 1/8% in the index rate to which our variable rate debt is tied would change the annual interest we incur by approximately $9,600, based upon the balances outstanding on variable rate instruments at December 31, 2013.

The Partnership does not own any derivative instruments.

Item 8.	Financial Statements and Supplementary Data

For information with respect to this item, see Financial Statements and Financial Statement Schedule as included in Item 15.

Item 9.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A.	Controls and Procedures

The principal executive officer and principal financial officer of the General Partner have evaluated the disclosure controls and procedures of the Partnership as of the end of the period covered by this annual report. As used herein, the term “disclosure controls and procedures” has the meaning given to the term by Rule 13a-15 under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and includes the controls and other procedures of the Partnership that are designed to ensure that information required to be disclosed by the Partnership in the reports that it files with the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms. Based upon his evaluation, the principal executive officer and principal financial officer of the General Partner has concluded that the Partnership’s disclosure controls and procedures were effective such that the information required to be disclosed by the Partnership in this annual report is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms applicable to the preparation of this report and is accumulated and communicated to the General Partner’s management, including the General Partner’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

The report called for by Item 308(a) of Regulation S-K is incorporated herein by reference to “Management’s Annual Report on Internal Control Over Financial Reporting” (“Management’s Report”), included in the financial statements included as an exhibit to this report.

There have not been any changes in the Partnership’s internal control over financial reporting identified in connection with Management’s Report that occurred during the Partnership’s fourth fiscal quarter ended December 31, 2013 that has materially affected, or is reasonably likely to materially affect, the Partnership’s internal control over financial reporting.

Item 9B.	Other Information

None.

13

Part III

Item 10.	Directors, Executive Officers and Corporate Governance

Daniel L. Stephenson and Rancon Financial Corporation (“RFC”) are the general partners of the Partnership. Mr. Stephenson is the Director, President, Chief Executive Officer and Chief Financial Officer of RFC.

Mr. Stephenson, age 70, founded RFC (formerly known as Rancon Corporation) in 1971 for the purpose of establishing a commercial, industrial and residential property syndication, development and brokerage concern. Mr. Stephenson has, from RFC’s inception, held the position of Director. In addition, Mr. Stephenson was President, Chief Executive Officer and Chief Financial Officer of RFC from 1971 to 1986, from August 1991 to September 1992, and from March 31, 1995 to present. Mr. Stephenson is Chairman of the Board of PacWest Group, Inc., a real estate firm which acquired a portfolio of assets from the Resolution Trust Corporation.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on a review of the copies of beneficial ownership reports filed pursuant to Section 16(a) of the Exchange Act received by the Partnership, the Partnership believes that, during the fiscal year ended December 31, 2013, all such ownership reports were filed on a timely basis.

Code of Ethics

The Partnership has not adopted a "code of ethics" as defined in rules adopted by the SEC.  Because neither the Partnership nor the General Partner has any employees other than Daniel L. Stephenson, the Partnership has determined that adopting a code of ethics would not appreciably improve the Partnership's ability to deter wrongdoing or promote the conduct set forth in such SEC rules.

Item 11.	Executive Compensation

The Partnership has no executive officers. For information relating to fees, compensation, reimbursement and distributions paid to related parties, reference is made to Item 13 below.

Item 12.	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The table below sets forth beneficial holdings of Units by (i) the General Partners and (ii) all those known by us to be beneficial owners of more than 5% of the Units. The Partnership does not have any executive officers.

Security Ownership of Certain Beneficial Owners

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Units	Glenborough Property Partners, LLC 400 South El Camino Real, Suite 1100 San Mateo, CA 94402	7,386 Units	11.22%

Units	MacKenzie Capital Management, LP 1640 School Street Moraga, CA 94566	7,112 Units (indirect ownership)*	10.81%

Security Ownership of Management

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Units	Daniel L. Stephenson (IRA) 41391 Kalmia, Suite 200, Murrieta, CA 92562	4 Units (direct)	**

Units	Daniel L. Stephenson (IRA) 41391 Kalmia, Suite 200, Murrieta, CA 92562	100 Units (direct)***	**

*	Based on a review of the Partnership’s records, 23 entities that appear to be controlled by MacKenzie Capital Management, LP or its affiliates are the record owners of 7,112 Units in the aggregate.
**	Less than 1 percent
***	These Units are held by Streamside Investors, LP, of which Mr. Stephenson is the general partner.

14

Changes in Control

The limited partners have no right, power or authority to act for or bind the Partnership. However, the limited partners generally have the power to vote upon the following matters affecting the basic structure of the Partnership, passage of each of which requires the approval of limited partners holding a majority of the outstanding Units: (i) amendment of the Partnership Agreement; (ii) termination and dissolution of the Partnership; (iii) sale, exchange or pledge of all or substantially all of the assets of the Partnership; (iv) removal of the General Partner or any successor General Partner; (v) election of a new General Partner upon the removal, redemption, death, insanity, insolvency, bankruptcy or dissolution of the General Partner or any successor General Partner;(vi) modification of the terms of any agreement between the Partnership and the General Partner or an affiliate of the General Partner; and (vii) extension of the term of the Partnership.

Item 13.	Certain Relationships and Related Transactions, and Director Independence

During the years ended December 31, 2013 and 2012, no distributions were made by the Partnership to the General Partner. In 2013 and 2012, the Partnership paid fees, as described in more detail in Note 6 to the consolidated financial statements attached hereto as an exhibit, to Glenborough LLC, an affiliate of Glenborough Property Partners, LLC, which holds 11.22% of the Units. Other than fees to Glenborough LLC, in 2013 and 2012, the Partnership did not incur any expenses or costs reimbursable to any related person of the Partnership during the fiscal years ended December 31, 2013 and 2012.

Director Independence

The Partnership has no officers or directors. Information on Mr. Stephenson, one of the general partners of the Partnership and Director, President, Chief Executive Officer and Chief Financial Officer of the other general partner of the Partnership, is provided in the first paragraph of Item 10. Mr. Stephenson is not “independent” within the meaning of relevant SEC and stock exchange definitions of the term.

The Partnership has no “parents” within the meaning of the Exchange Act and the SEC’s rules. See also Item 12 herein, “Security Ownership of Certain Beneficial Owners.”

Item 14.	Principal Accountant Fees and Services

Audit Fees

The Partnership was billed $134,000 and $133,000 for audit services rendered by its registered public accounting firm for the years ended December 31, 2013 and 2012 respectively.

Audit-Related Fees

The Partnership did not incur audit-related fees for services provided by its registered public accounting firm for the years ended December 31, 2013 and 2012.

Tax Fees

The Partnership did not incur tax fees for services provided by its registered public accounting firm for the years ended December 31, 2013 and 2012.

All Other Fees

The Partnership did not incur any other fees for services provided by its registered public accounting firm for the years ended December 31, 2013 and 2012.

15

Part IV

Item 15.	Exhibits and Financial Statement Schedules

(a)	The following documents are filed as part of the report:

Management’s Annual Report on Internal Control over Financial Reporting

(1)	Financial Statements:

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of December 31, 2013 and 2012

Consolidated Statements of Operations for the years ended December 31, 2013 and 2012

Consolidated Statements of Partners’ Equity for the years ended December 31, 2013 and 2012

Consolidated Statements of Cash Flows for the years ended December 31, 2013 and 2012

Notes to Consolidated Financial Statements

(2)	Financial Statement Schedule:

Schedule III - Real Estate and Accumulated Depreciation as of December 31, 2013 and Notes thereto

All other schedules are omitted because they are not applicable or the required information is shown in the financial statements or notes thereto

(3)	Exhibits:
(3.1)	Second Amended and Restated Certificate and Agreement of Limited Partnership of the Partnership (included as Exhibit B to the Prospectus dated December 29, 1986, as amended on January 5, 1987, filed pursuant to Rule 424(b), file number 2-90327), is incorporated herein by reference.

(3.2)	First Amendment to the Second Amended and Restated Agreement and Certificate of Limited Partnership of the Partnership, dated March 11, 1991 (included as Exhibit 3.2 to 10-K dated October 31, 1992, file number 0-14207), is incorporated herein by reference.

(3.3)	Limited Partnership Agreement of RRF IV Tri-City Limited Partnership, a Delaware limited partnership of which Rancon Realty Fund IV, a California Limited Partnership is the limited partner (filed as Exhibit 3.3 to the Partnership’s annual report on Form 10-K for the year ended December 31, 1996, file number 0-14207), is incorporated herein by reference.

(10.1)	First Amendment to the Second Amended Management, Administration and Consulting Agreement and amendment thereto for services rendered by Glenborough Corporation, dated August 31, 1998 (filed as Exhibit 10.1 to the Partnership’s annual report on Form 10-K for the year ended December 31, 1998, file number 0-14207), is incorporated herein by reference.

(10.2)	Promissory note in the amount of $6,400,000, dated April 19, 1996, secured by Deeds of Trust on three of the Partnership’s Properties (filed as Exhibit 10.6 to the Partnership’s annual report on Form 10-K for the year ended December 31, 1996, file number 0-14207), is incorporated herein by reference.

(10.3)	Agreement for Acquisition of Management Interests, dated December 20, 1994 (filed as Exhibit 10.3 to the Partnership’s quarterly report on Form 10-Q for the quarter ended September 30, 2003, file number 0-14207), is incorporated herein by reference.

16

(10.4)	Property Management and Services Agreement dated July 30, 2004 (filed as Exhibit 10.4 to the Partnership’s quarterly report on Form 10-Q for the period ended September 30, 2004), is incorporated herein by reference.

(10.5)	First Amendment to the Property Management and Services Agreement dated March 30, 2005 (filed as Exhibit 10.4 to the Partnership’s current report on Form 8-K, filed with the SEC on February 27, 2009), is incorporated herein by reference.

(10.6)	Second Amendment to the Property Management and Services Agreement dated December 1, 2005 (filed as Exhibit 10.4 to the Partnership’s current report on Form 8-K, filed with the SEC on February 27, 2009), is incorporated herein by reference.

(10.7)	Third Amendment to the Property Management and Services Agreement dated May 1, 2006 (filed as Exhibit 10.4 to the Partnership’s current report on Form 8-K, filed with the SEC on February 27, 2009), is incorporated herein by reference.

(10.8)	Fourth Amendment to Property Management and Services Agreement dated March 1, 2010 (filed as Exhibit 10.4 to the Partnership’s current report on Form 8-K filed with the SEC on February 27, 2009), is incorporated herein by reference.

(10.9)	Promissory note in the amount of $24,100,000, dated November 15, 2005 secured by Deeds of Trust on eight of the Partnership’s Properties (filed as Exhibit 10.9 to the Partnership’s annual report on Form 10-K for the year ended December 31, 2009), is incorporated herein by reference.

(31)	Section 302 Certification of Daniel L. Stephenson, Chief Executive Officer and Chief Financial Officer of the General Partner of the Partnership.

(32)	Section 906 Certification of Daniel L. Stephenson, Chief Executive Officer and Chief Financial Officer of the General Partner of the Partnership. *

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Labels Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

* This certification, required by Section 906 of the Sarbanes-Oxley Act of 2002, other than as required by Section 906, is not to be deemed “filed” with the SEC or subject to the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of said Act.

17

SIGNATURES

Pursuant to the requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RANCON REALTY FUND IV, a California Limited Partnership

	By:	Rancon Financial Corporation
a California corporation
its General Partner

Date: March 21, 2014	By:	/s/ Daniel L. Stephenson
Daniel L. Stephenson, President

Date: March 21, 2014	By:	/s/ Daniel L. Stephenson
Daniel L. Stephenson,
General Partner

18

INDEX TO FINANCIAL STATEMENTS

AND SCHEDULE

Page No.

Management’s Annual Report on Internal Control over Financial Reporting	20

Report of Independent Registered Public Accounting Firm	21

Consolidated Balance Sheets as of December 31, 2013 and 2012	22

Consolidated Statements of Operations for the years ended December 31, 2013 and 2012	23

Consolidated Statements of Partners’ Equity for the years ended December 31, 2013 and 2012	24

Consolidated Statements of Cash Flows for the years ended December 31, 2013 and 2012	25

Notes to Consolidated Financial Statements	26-33

Schedule III - Real Estate and Accumulated Depreciation as of December 31, 2013 and Notes thereto	34-35

All other schedules are omitted because they are not applicable or the required information is shown in the consolidated financial statements or notes thereto.

19

Management’s Annual Report on Internal Control over Financial Reporting

The Partnership, as such, has no officers or directors, but is managed by the General Partner. The General Partner’s principal officer is responsible for establishing and maintaining adequate internal control over financial reporting for the Partnership. The Partnership’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. The Partnership’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Partnership; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Partnership are being made only in accordance with authorizations of the management and directors of the General Partner; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of assets of the Partnership that could have a material effect on the financial statements of the Partnership.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements and even when determined to be effective, can only provide reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of the Partnership’s internal control over financial reporting as of December 31, 2013. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework (1992). Based on its assessment, management determined that the Partnership maintained effective internal control over financial reporting as of December 31, 2013.

March 21, 2014

20

Report of Independent Registered Public Accounting Firm

To The General Partner of

Rancon Realty Fund IV, a California Limited Partnership

In our opinion, the consolidated financial statements listed in the index appearing under Item 15(a)(1) present fairly, in all material respects, the financial position of Rancon Realty Fund IV, a California Limited Partnership, and its subsidiaries (the “Partnership”) at December 31, 2013 and 2012 and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule, listed in the index appearing under Item 15(a)(2) presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedule are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

San Francisco, CA

March 21, 2014

21

RANCON REALTY FUND IV

A California Limited Partnership, and Subsidiaries

Consolidated Balance Sheets

December 31, 2013 and 2012

(in thousands, except units outstanding)

	2013	2012
Assets
Investments in real estate:
Rental properties	$62,146	$64,177
Accumulated depreciation	(25,511)	(23,518)
Rental properties, net	36,635	40,659

Cash and cash equivalents	2,888	2,856
Accounts receivable, net	230	215
Deferred costs, net of accumulated amortization of $2,046 and $1,889 as of December 31, 2013 and 2012, respectively	2,093	2,033
Prepaid expenses and other assets	2,569	2,199

Total assets	$44,415	$47,962

Liabilities and Partners’ Equity (Deficit)
Liabilities:
Note payable and line of credit	$28,658	$29,137
Accounts payable and other liabilities	398	491
Prepaid rent	295	140

Total liabilities	29,351	29,768

Commitments and contingent liabilities (Note 7)

Partners’ Equity (Deficit):
General Partner	(896)	(865)
Limited partners, 65,819 limited partnership units outstanding as of December 31, 2013 and 2012	15,960	19,059

Total partners’ equity	15,064	18,194

Total liabilities and partners’ equity	$44,415	$47,962

The accompanying notes are an integral part of these consolidated financial statements

22

RANCON REALTY FUND IV

A California Limited Partnership, and Subsidiaries

Consolidated Statements of Operations

For the years ended December 31, 2013 and 2012

(in thousands, except per unit amounts and units outstanding)

	2013	2012

Operating revenue
Rental revenue and other	$8,121	$8,064
Tenant reimbursements	866	1,004
Total operating revenue	8,987	9,068

Operating expenses
Property operating expenses	4,190	4,195
Depreciation and amortization	3,600	3,527
Provision for impairment	1,900	-
General and administrative	836	861
Total operating expenses	10,526	8,583

Operating income (loss)	(1,539)	485

Interest and other income	15	12
Interest expense (including amortization of loan fees)	(1,606)	(1,619)

Loss before gain on sale of property	(3,130)	(1,122)
Gain on sale of property	-	202
Net Loss	$(3,130)	$(920)

Basic and diluted net loss per limited partnership unit	$(47.08)	$(13.96)

The accompanying notes are an integral part of these consolidated financial statements

23

RANCON REALTY FUND IV

A California Limited Partnership, and Subsidiaries

Consolidated Statements of Partners’ Equity

For the years ended December 31, 2013 and 2012

(in thousands)

	General	Limited
	Partner	Partners	Total
Balance (deficit) at December 31, 2011	(864)	19,978	19,114

Net loss	(1)	(919)	(920)

Balance (deficit) at December 31, 2012	(865)	19,059	18,194

Net loss	(31)	(3,099)	(3,130)

Balance (deficit) at December 31, 2013	$(896)	$15,960	$15,064

The accompanying notes are an integral part of these consolidated financial statements

24

RANCON REALTY FUND IV

A California Limited Partnership, and Subsidiaries

Consolidated Statements of Cash Flows

For the years ended December 31, 2013 and 2012

(in thousands)

	2013	2012
Cash flows from operating activities:
Net loss	$(3,130)	$(920)
Adjustments to reconcile net loss to net cash provided by operating activities:
Gain on sale of property	-	(202)
Depreciation and amortization	3,600	3,527
Amortization of loan fees, included in interest expense	178	164
Provision for impairment of real estate	1,900	-
Changes in certain assets and liabilities:
Accounts receivable	(15)	(85)
Deferred costs	(555)	(602)
Prepaid expenses and other assets	(370)	(415)
Accounts payable and other liabilities	(93)	73
Prepaid rent	155	(94)

Net cash provided by operating activities	1,670	1,446

Cash flows from investing activities:
Proceeds from sale of land	-	242
Additions to real estate investments	(951)	(1,002)

Net cash used in investing activities	(951)	(760)

Cash flows from financing activities:
Note payable principal payments	(479)	(454)
Payment of deferred loan fees	(208)	-

Net cash used in financing activities	(687)	(454)

Net increase in cash and cash equivalents	32	232

Cash and cash equivalents at beginning of year	2,856	2,624

Cash and cash equivalents at end of year	$2,888	$2,856

Supplemental disclosure of cash flow information:

Cash paid for interest	$1,427	$1,459

Supplemental disclosure of non-cash operating activities:

Write-off of fully depreciated rental property assets	$1,082	$2,286

Write-off of fully amortized deferred costs	$205	$672

The accompanying notes are an integral part of these consolidated financial statements

25

RANCON REALTY FUND IV

A California Limited Partnership, and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

Note 1.	ORGANIZATION

Rancon Realty Fund IV, a California Limited Partnership, (“the Partnership”), was organized in accordance with the provisions of the California Uniform Limited Partnership Act for the purpose of acquiring, developing, operating and disposing of real property. The Partnership was organized in 1984 and reached final funding in July 1987. The general partners of the Partnership are Daniel L. Stephenson and Rancon Financial Corporation (“RFC”), hereinafter collectively referred to as the General Partner. RFC is wholly-owned by Daniel L. Stephenson. The Partnership has no employees.

The Partnership’s initial acquisition of property between December 1984 and August 1985 consisted of approximately 76.56 acres (unaudited) of partially developed and unimproved land located in San Bernardino, California. The property is part of a master-planned development of 153 acres (unaudited) known as Tri-City (“Tri-City”) and is zoned for mixed commercial, office, hotel, transportation-related, and light industrial uses and substantially all of the parcels thereof are separately owned either by the Partnership or Rancon Realty Fund V (“Fund V”), a limited partnership sponsored by the General Partner of the Partnership. As of December 31, 2013, the Partnership has twelve properties which consisted of five office buildings, five retail buildings and two restaurants.

In November 2005, in connection with a refinancing, the Partnership formed Rancon Realty Fund IV Subsidiary LLC, a Delaware limited liability company (“RRF IV SUB”), which is wholly owned and consolidated by the Partnership. The new entity was formed to satisfy certain lender requirements for a note obtained in the fourth quarter of 2005. The note is collateralized by eight properties (as discussed in Note 5) which have been contributed to RRF IV SUB by the Partnership.

As of December 31, 2013, there were 65,819 Units outstanding.

The partnership commenced on April 3, 1984 and shall continue until December 31, 2015, unless previously terminated in accordance with the provisions of the Partnership Agreement.

Any references to the number of buildings, square footage, customers and occupancy stated in the financial statement footnotes are unaudited.

Allocation of Net Income and Net Loss

Allocation of net income and net loss is made pursuant to the terms of the Partnership Agreement. Generally, net income from operations is allocated 90% to the limited partners and 10% to the General Partner. Net losses from operations are allocated 99% to the limited partners and 1% to the General Partner; however, if the limited partners or the General Partner would have, as a result of an allocation of cumulative net losses, a deficit balance in their capital accounts, then net losses shall not be allocated to the limited partners or General Partner, as the case may be, so as to create a capital account deficit, but such losses shall be allocated to the limited partners or General Partner with positive capital account balances until the positive capital account balances of such other partners are reduced to zero. However, if deficits are the result of cumulative distributions in excess of earnings, losses will continue to be allocated to the General Partner. Capital accounts shall be determined after taking into account all other allocations and distributions for the fiscal year.

Net income other than net income from operations shall be allocated as follows: (i) first, to the partners who have a deficit balance in their capital account, provided that, in no event, shall the General Partner be allocated more than 5% of the net income other than net income from operations until the earlier of sale or disposition of substantially all of the assets or the distribution of cash (other than cash from operations) equal to the Unitholder’s original invested capital; (ii) second, to the limited partners in proportion to and to the extent of the amounts required to increase their capital accounts to an amount equal to the sum of the adjusted invested capital of their units plus an additional cumulative non-compounded 6% return per annum (plus additional amounts depending on the date Units were purchased); (iii) third, to the partners in the minimum amount required to first equalize their capital accounts in proportion to the number of units owned, and then, to bring the sum of the balances of the capital accounts of the limited partners and the General Partner into the ratio of 4 to 1; and (iv) the balance, if any, 80% to the limited partners and 20% to the General Partner. In no event shall the General Partner be allocated less than 1% of the net income other than net income from operations for any period.

Net losses other than net losses from operations are allocated 99% to the limited partners and 1% to the General Partner. Such net losses will be allocated among limited partners as necessary to equalize their capital accounts in proportion to their Units, and thereafter will be allocated in proportion to their Units.

The terms of the Partnership Agreement call for the General Partner to restore any deficits that may exist in its capital account after allocation of gains and losses from the sale of the final property owned by the Partnership, but prior to any liquidating distributions being made to the partners.

26

RANCON REALTY FUND IV

A California Limited Partnership, and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

Distribution of Cash

The Partnership shall make annual or more frequent distributions of substantially all cash available to be distributed to partners as determined by the General Partner, subject to the following: (i) distributions may be restricted or suspended for limited periods when the General Partner determines in their absolute discretion that it is in the best interests of the Partnership; and (ii) all distributions are subject to the payment of partnership expenses and maintenance of reasonable reserves for debt service, alterations and improvements, maintenance, replacement of furniture and fixtures, working capital and contingent liabilities.

All excess cash from operations shall be distributed 90% to the limited partners and 10% to the General Partner.

All cash from sales or refinancing and any other cash determined by the General Partner to be available for distribution other than cash from operations shall be distributed in the following order of priority: (i) first, 1% to the General Partner and 99% to the limited partners in proportion to the outstanding positive amounts of Adjusted Invested Capital (as defined in the Partnership Agreement) for each of their Units until Adjusted Invested Capital (as defined in the Partnership Agreement) for each Unit is reduced to zero; (ii) second, 1% to the General Partner and 99% to the limited partners until each of the limited partners has received an amount which, including cash from operations previously distributed to the limited partners equals a 12 percent annual cumulative non-compounded return on the Adjusted Invested Capital (as defined in the Partnership Agreement) of their Units plus such limited partners’ Limited Incremental Preferential Return (as defined in the Partnership Agreement), if any, with respect to each such Unit, on the Adjusted Investment Capital (as defined in the Partnership Agreement) of such Units for the twelve month period following the date upon which such Unit was purchased from the Partnership and following the admission of such limited partner; (for limited partners admitted to the Partnership before March 31, 1985, there are additional cumulative non-compounded returns of 9%, 6%, or 3% depending on purchase date, through October 31, 1985); (iii) third, 99% to the General Partner and 1 percent to the limited partners, until the General Partner has received an amount equal to 20% of all distributions of cash from sales or refinancing; and (iv) the balance, 80% to the limited partners, pro rata in proportion to the number of Units held by each, and 20% to the General Partner.

Note 2.	Significant Accounting Policies

Basis of Accounting and Consolidation

The accompanying consolidated financial statements present the consolidated financial position of the Partnership and its wholly-owned subsidiaries as of December 31, 2013 and 2012, and the consolidated statements of operations, of partners’ equity and of cash flows of the Partnership and its wholly-owned subsidiaries for the years ended December 31, 2013 and 2012. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Rental Properties

Rental properties, including the related land, are stated at depreciated cost unless events or circumstances indicate that such amounts cannot be recovered based on undiscounted cash flows, excluding interest, in which case the carrying value of the property is reduced to its estimated fair value. Estimated fair value is computed using estimated sales price, as determined by prevailing market values for comparable properties and/or the use of capitalization rates applied to annualized net operating income based upon the age, construction and use of the building. Due to uncertainties inherent in the valuation process and in the economy, it is reasonably possible that the actual results of operating and disposing of the Partnership’s properties could be materially different than current expectations. Rental properties are reviewed for impairment whenever there is a triggering event and at least annually. The Partnership recorded an impairment charge related to rental properties of $1,900,000 in 2013. There was no impairment of rental properties for the year ended December 31, 2012.

Depreciation is provided using the straight-line method over the estimated useful lives of the respective assets. The useful lives are as follows:

Building and improvements	5 to 40 years
Tenant improvements	Lesser of the initial term of the related lease, or the estimated useful life of the improvement
Furniture and equipment	5 to 7 years

27

RANCON REALTY FUND IV

A California Limited Partnership, and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

Construction in Progress and Land Held for Development

Construction in progress and land held for development are stated at cost unless events or circumstances indicate that cost cannot be recovered, in which case the carrying value is reduced to estimated fair value. Estimated fair value is computed using estimated sales price, based upon market values for comparable properties and considers the cost to complete and the estimated fair value of the completed project. Construction in progress and land held for development are reviewed for impairment whenever there is a triggering event and at least annually.

The pre-development costs for a new project are capitalized and include survey fees and consulting fees. Interest, property taxes and insurance related to the new project are capitalized during periods when activities that are necessary to get the project ready for its intended use are in progress. The capitalization ends when the construction is substantially completed and the project is ready for its intended use.

Real Estate Impairment Charges

The Partnership conducted a comprehensive review of all real estate assets in accordance with guidance related to accounting for the impairment or disposal of long lived assets, which indicates that asset values should be analyzed whenever events or changes in circumstances indicate that the carrying value of a property may not be fully recoverable. The process entailed the analysis of each asset for instances where the book value exceeded the estimated fair value. As a result of changing market conditions, one of the Partnership’s real estate assets was written down to fair value and a non-cash impairment charge was recognized.

In order to comply with the disclosure requirements as outlined in the guidance, the designation of the level of inputs used in the fair value models must be determined. Inputs used in establishing fair value for real estate assets generally fall within level three, which are characterized as requiring significant judgment as there is little or no observable market activity. The main indicator used to establish the classification of the inputs was current market conditions that, in many instances, resulted in the use of significant estimates in establishing fair value measurements.

The estimated fair value of the rental properties was based on the Partnership’s current market information which was used to determine capitalization and rental growth rates. When market information was not readily available, the inputs were based on management’s understanding of market conditions and the experience of the management team, although actual results could differ significantly from management’s estimates. Additional impairments may be necessary in the future in the event that market conditions deteriorate and impact the drivers used to estimate fair value. The impairment charge recognized on this asset, which is shown below (in thousands), represents the difference between the carrying value and the estimated fair value for the years ended December 31, 2013 and 2012 respectively.

	2013	2012
Rental Properties	$1,900	$-

Fair Value of Investments

The Partnership has adopted policies related to the accounting for fair value measurements. The guidance related to accounting for fair value measurements defines fair value and establishes a framework for measuring fair value in order to meet disclosure requirements for fair value measurements. Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. This guidance also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. This hierarchy describes three levels of inputs that may be used to measure fair value.

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized based on the inputs to the valuation techniques as follows:

Level 1. Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market.

Level 2. Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.

28

RANCON REALTY FUND IV

A California Limited Partnership, and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

Level 3. Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation using unobservable inputs. This category generally includes long-term derivative contracts, real estate and unconsolidated joint ventures.

The fair value disclosures below relate to the asset impaired as of December 31, 2013.

Nonrecurring Fair Value Measurements as of December 31, 2013 and 2012:

	2013		2012
	Assets/Liabilities at Fair Value		Assets/Liabilities at Fair Value
	Level 3	Total	Level 3	Total
Assets:
Rental properties	$8,869,000	$8,869,000	$-	$-

The following table presents quantitative information about the Level 3 fair value measurements at December 31, 2013.

Quantitative Information about Level 3 Fair Value Measurements:
	Fair Value at	Valuation	Unobservable
Description	December 31, 2013	Technique	Inputs	Range

Rental Properties	$8,869,000	Discounted Cash Flow	Discount Rate	11.00%
			Terminal Capitalization Rate	9.50%

The fair value for the property is based on a discounted cash flow.

Cash and Cash Equivalents

The Partnership considers short-term investments with an original maturity of three months or less at the time of investment to be cash and cash equivalents.

Deferred Costs

Deferred loan fees are capitalized and amortized on a straight-line basis, which approximates the effective interest method, over the life of the related loan. Deferred lease commissions are capitalized and amortized on a straight-line basis over the initial fixed term of the related lease agreements.

Revenues

The Partnership recognizes rental revenue on a straight-line basis over the term of the leases. Actual amounts collected could be lower than the amounts recognized on a straight-line basis if specific tenants are unable to pay rent that the Partnership has previously recognized as revenue. For tenants with percentage rent, the Partnership recognizes revenue when the tenants’ specified sales targets have been met. The reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue on an estimated basis during the current year. The Partnership develops a revised estimate of the amount recoverable from tenants based on updated expenses for the year and amounts to be recovered and records adjustments to income in the current year financial statement accounts. Any final changes in estimate based on lease-by-lease reconciliations and tenant negotiations and collection are recorded in the period those reconciliations and negotiations are settled.

Net Loss Per Limited Partnership Unit

Net loss per Unit is calculated using the weighted average number of Units outstanding during the period and the limited partners’ allocable share of the net loss.

29

RANCON REALTY FUND IV

A California Limited Partnership, and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

Net loss per Unit is as follows (in thousands, except for weighted average shares and per share amounts):

	2013		2012
	General	Limited	General	Limited
Loss (Income) Allocation:	Partner	Partners	Partner	Partners

Gain on sale of property	$-	$-	$10	$192
Allocation of loss	(31)	(3,099)	(11)	(1,111)

Net loss	$(31)	$(3,099)	$(1)	$(919)

Weighted average number of limited partnership units outstanding during each year		65,819		65,819

Basic and diluted loss per limited partnership unit		$(47.08)		$(13.96)

As discussed in Note 1, because distributions of available cash have exceeded cumulative earnings and the General Partner has a deficit, the General Partner would restore that deficit in liquidation.

Income Taxes

Income taxes on Partnership income are the responsibility of the individual Partners. Accordingly, no provision for income taxes is included in the accompanying consolidated financial statements. The partnership determines whether a tax position of the Partnership is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized in measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement which could result in the Partnership recording a tax liability that would reduce partners’ capital. Based on its analysis, the Partnership has determined that it has not incurred any liability for unrecognized tax benefits as of December 31, 2013. However, the Partnership’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analysis of changes to tax laws, regulations and interpretations thereof. As of December 31, 2013, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are 2010, 2011, and 2012.

The Partnership files US Federal tax returns and state tax returns in California, Georgia, Indiana, Missouri, New Jersey, New York, Pennsylvania, and West Virginia.

Concentration Risk

As of December 31, 2013, one tenant, an educational institution, occupying approximately 99,000 square feet of the approximately 555,000 total rentable square feet accounted for approximately 25% of rental revenue generated in 2013. The same tenant, represented 23% in aggregate of rental revenue for the year ended December 31, 2012.

Recent accounting pronouncements

In April 2013, the FASB issued ASU No. 2013-07, Presentation of Financial Statements (Topic 205): Liquidation Basis of Accounting (“ASU No. 2013-07”). ASU No. 2013-07 requires an entity to use the liquidation basis of accounting when liquidation is determined to be imminent. The guidance in ASU No. 2013-07 would not be applied for limited-life entities unless an approved plan for liquidation differs from the plan for liquidation specified at the entity’s inception, primarily considering whether the entity would be compelled to sell its assets through liquidation in exchange for proceeds not commensurate with their fair value. ASU No. 2013-07 is effective for entities that determine liquidation is imminent during interim and annual reporting periods beginning after December 15, 2013, and early adoption is permitted. The Partnership has elected to adopt ASU No. 2013-07 as of December 31, 2013 and adoption of this update did not have an impact on the Partnership’s financial statements.

Note 3.	INVESTMENTS IN REAL ESTATE

Rental properties consisted of the following at December 31, 2013 and 2012 (in thousands):

	2013	2012
Land	$4,617	$4,650
Buildings	47,837	49,704
Building and tenant improvements	9,692	9,823
	62,146	64,177
Less: accumulated depreciation	(25,511)	(23,518)
Total rental properties, net	$36,635	$40,659

As of December 31, 2013, the Partnership’s rental properties included five office properties and seven retail properties (see detailed listing of properties in Item 2. Properties).

The provision for impairment of $1,900,000 for the year ended December 31, 2013 relates to Northriver Place. The Partnership conducts a comprehensive review of all real estate assets in accordance with the guidance related to accounting for impairment or disposal of long lived assets, which indicates that asset values should be analyzed whenever events or changes in circumstances indicate that the carrying value of a property may not be fully recoverable. The process entails the analysis of each asset for instances where book value exceeded the estimated fair value. As a result of continued vacancy, the Partnership’s Northriver Place property was written down to fair value and a non-cash impairment charge of $1,900,000 was recognized in the year ended December 31, 2013.

In September 2012, the Partnership sold, in an all cash transaction, approximately 11,000 square feet of land adjacent to Hospitality Lane to the San Bernardino County Transportation Commission (SANBAG) for construction of an express bus service (SBX). The bus service will run along Hospitality Lane thru the Tri-City project. Land with a basis of $40,000 was sold for total consideration of $246,000. Costs related to the sale included $4,000 in sale fees. A gain on sale of property of $202,000 was allocated to the affected properties on a pro rata basis. In conjunction with the purchase of the land, SANBAG also received a temporary easement for approximately 13,000 square feet of land for six months starting in August 2012 to be used for construction staging with consideration of $2,000 per month.

30

RANCON REALTY FUND IV

A California Limited Partnership, and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

Note 4.	LAND HELD FOR DEVELOPMENT

As of December 31, 2013, the Partnership owned approximately 14.7 acres of undeveloped land which is part of a landfill-monitoring program managed by the City of San Bernardino (as discussed in Note 7). Annually the partnership conducts a comprehensive review of all real estate assets in accordance with the guidance related to impairment of long lived assets, which indicates that asset values should be analyzed whenever events or changes in circumstances indicate that the carrying value of a property may not be fully recoverable. The process entails the analysis of each asset for instances where the book value exceeds the estimated fair value. As a result of the analysis performed during 2008, the Partnership concluded that this asset was impaired and accordingly the asset was written down to fair value of zero and a non-cash impairment charge of $268,000 was recognized, as management does not believe development or sale of this asset is probable.

Note 5.	NOTE PAYABLE AND LINE OF CREDIT

Note payable and line of credit as of December 31, 2013 and 2012 were as follows (in thousands):

	2013	2012
Note payable collateralized by first deeds of trust on eight properties (discussed below). The note has a fixed interest rate of 5.46%, a maturity date of January 1, 2016, with a 30-year amortization requiring monthly payments of principal and interest totaling $136.	$20,909	$21,388
Line of credit	7,749	7,749
Total note payable and line of credit	$28,658	$29,137

The note payable is collateralized by Promotional Retail II, Mimi’s Cafe, Palm Court Retail I and II, Promotional Retail Center, Service Retail Center, TGI Friday’s and One Vanderbilt. This note provides for a one-time loan assumption and release provisions for individual assets. The loan documents provide that if a debt service coverage ratio of 1.2 to 1 (as calculated by the lender) is not maintained, the lender has the right to notify the Partnership that a triggering event has occurred. If a triggering event has occurred, the lender would have certain rights to retain revenues generated by the property in excess of property operating expenses, taxes, insurance, capital improvement costs and debt service as additional cash collateral, rather than returning such amounts to the Partnership. As of December 31, 2013, the Partnership has not been notified by the lender that a triggering event has occurred.

On November 12, 2013, we modified the line of credit agreement to extend the maturity date to December 19, 2014 with one remaining one year extension option. The total availability is $15,000,000, the interest rate is 30-day LIBOR plus 3% (3.19% as of December 31, 2013), and the line is collateralized by Carnegie Business Center, Vanderbilt Plaza, North River Place and Northcourt Plaza. The line of credit contains a minimum net worth covenant and a debt to total assets covenant. In order to extend the maturity date of the line of credit in the future, the Partnership must meet several conditions precedent, including a specified loan to value ratio. The Partnership is in compliance with the debt covenants.

The annual maturities of the Partnership’s note payable subsequent to December 31, 2013 are as follows (in thousands):

2014	$462
2015	532
2016	19,915
Total	$20,909

Note 6.	RELATED PARTY TRANSACTIONS

Glenborough LLC earns fees from the Partnership as prescribed by the Property Management and Services Agreement (the “Agreement”). The Agreement is in effect until the earlier of December 31, 2015 or the completion of the sale of all real property assets of the Partnership. The terms and conditions of the Agreement are to perform services for the following fees:

31

RANCON REALTY FUND IV

A California Limited Partnership, and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

	2013	2012

(i) property management fees of 2.5% of gross rental revenue which were included in property operating expenses in the accompanying consolidated statements of operations	$218,000	$216,000
(ii) construction services fees which were capitalized and included in rental properties on the accompanying consolidated balance sheets	44,000	29,000
(iii) an asset and Partnership management fee which was included in general and administrative expenses in the accompanying consolidated statements of operations	250,000	250,000
(iv) leasing services fees which were included in the deferred costs on the accompanying consolidated balance sheets	204,000	203,000
(v) a sales fee of 1% for all properties, which were included in net gain on sale of property	-	3,000
(vi) a financing services fee of 1% of the gross loan amount which was included in the deferred costs on the accompanying consolidated balance sheets	150,000	-
(vii) data processing fees which were included in property operating expenses in the accompanying consolidated statements of operations	98,000	98,000
(viii) engineering fees which were included in property operating expenses in the accompanying consolidated statements of operations	28,000	29,000

On October 1, 2010, Glenborough Holdings, LLC (Glenborough Holdings) transferred all of its interest in the Partnership to Glenborough Investors, LLC, which currently holds those units in its subsidiary, Glenborough Property Partners, LLC (“Glenborough Property Partners”). As part of the same transaction, Glenborough Holdings transferred its ownership of Glenborough LLC to Glenborough Investors, LLC, which currently holds the ownership interests in that entity in its subsidiary, Glenborough Service, LP, the parent of Glenborough Property Partners. As of December 31, 2013, Glenborough Property Partners, an affiliate of Glenborough LLC, held 7,386 or 11.22% of the Units.

Note 7.	COMMITMENTS AND CONTINGENT LIABILITIES

Environmental Matters

The Partnership follows a policy of monitoring its properties for the presence of hazardous or toxic substances. The Partnership is not aware of any environmental liability with respect to the properties that would have a material adverse effect on the Partnership’s business, assets or results of operations. There can be no assurance that such a material environmental liability does not exist. The existence of any such material environmental liability could have an adverse effect on the Partnership’s consolidated results of operations and cash flows.

Approximately 14.7 acres of the Tri-City land owned by the Partnership was part of a 27-acre landfill operated by the City of San Bernardino (“the City”) from approximately 1950 to 1960. This landfill incorporates two land parcels and part of a third parcel. In 1996, the Santa Ana Regional Water Quality Control Board ("SARWQCB"), with regulatory jurisdiction over the closure and monitoring of landfills, determined that the City was primarily responsible for the landfill. Therefore, the City and the Partnership entered into a Limited Access Easement Agreement, giving the City access to the site for development, implementation and financial responsibility for a plan for the remediation of the landfill. It was determined that the City was to improve the landfill cover system (The Waterman Landfill Cover Improvement Plans, April 2002), perform groundwater monitoring and install a permanent gas extraction system (Landfill Gas Collection System). Under the Limited Access Easement Agreement with the Partnership, methane monitoring is handled directly by the City. The City's installation of the cover improvement system was completed in the first quarter of 2007 along with the gas extraction system. The system is now operational and working properly to eliminate methane from the landfill.  All controlled wells are in compliance with County standards. Presently, the Partnership does not have any plans to develop or sell this site. No assurance can be made that circumstances will not arise which could impact the Partnership’s responsibility related to the land.

General Uninsured Losses

The Partnership carries property and liability insurance with respect to the properties. This coverage has policy specification and insured limits customarily carried for similar properties. However, certain types of losses (such as from earthquakes and floods) may be either uninsurable or not economically insurable. Should the properties sustain damage as a result of an earthquake or flood, the Partnership may incur losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Additionally, the Partnership has elected to obtain insurance coverage for “certified acts of terrorism” as defined in the Terrorism Risk Insurance Act of 2002, as amended and reauthorized to date; however, our policies of insurance may not provide coverage for other acts of terrorism. Any losses from such other acts of terrorism might be uninsured. Should an uninsured loss occur, the Partnership could lose some or all of its capital investment, cash flow and anticipated profits related to the properties.

32

RANCON REALTY FUND IV

A California Limited Partnership, and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2013 and 2012

Other Matters

The Partnership is contingently liable for subordinated real estate commissions payable to the General Partner in the aggregate amount of $643,000 at December 31, 2013, for sales that were completed in previous years. The subordinated real estate commissions are payable only after the Limited Partners have received distributions equal to their original invested capital plus a cumulative non-compounded return of 12% per annum on their adjusted invested capital. Since the circumstances under which these commissions would be payable are considered remote, the liability has not been recognized in the accompanying consolidated financial statements; however, the amount will be recorded when and if it becomes probable.

Note 8.	LEASES

The Partnership’s rental properties are leased under non-cancelable operating leases that expire at various dates through August 2024. In addition to monthly base rents, several of the leases provide for additional rents based upon a percentage of sales levels attained by the tenants. Future minimum rents under non-cancelable operating leases as of December 31, 2013 are as follows (in thousands):

2014	$7,581
2015	6,369
2016	5,261
2017	4,289
2018	3,642
Thereafter	10,640
Total	$37,782

33

RANCON REALTY FUND IV,

A CALIFORNIA LIMITED PARTNERSHIP, AND SUBSIDIARIES

SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION

DECEMBER 31, 2013

(in thousands)

COLUMN A	COLUMN B	COLUMN C		COLUMN D		COLUMN E			COLUMN F	COLUMN G	COLUMN H	COLUMN I

		Initial Cost to		Cost Capitalized Subsequent		Gross Amount Carried
		Partnership		to Acquisition		at December 31, 2013
			Buildings				Buildings			Date		Life
			and		Carrying		and	(a)	Accumulated	Construction	Date	Depreciated
Description	Encumbrances	Land	Improvements	Improvements	Cost	Land	Improvements	Total	Depreciation	Began	Acquired	Over

Rental Properties:
Commercial Office -
One Vanderbilt	(b)	$572	$-	$6,988	$-	$570	$6,990	$7,560	$4,644	Nov-85	11/6/84	3-40 yrs.
Carnegie Business Center I	(a)	380	-	4,710	-	380	4,710	5,090	3,306	Jul-86	11/6/84	3-40 yrs.
Northcourt Plaza (formerly known as IRC)	(a)	608	-	10,453	-	947	10,114	11,061	4,214	Jan-96	6/26/87	10-40 yrs.
Less: Provision for impairment of real estate	-	-	-	(1,678)	-	(196)	(1,482)	(1,678)	-
Vanderbilt Plaza	(a)	511	-	13,440	-	509	13,442	13,951	4,698	Nov-03	11/6/84	40yrs.
North River Place	(a)	219	-	13,018	-	219	13,018	13,237	2,468	Oct-06	11/6/84	40yrs.
Less: Provision for impairment of real estate	-	-	-	(1,900)		(33)	(1,867)	(1,900)	-

Commercial Retail -
Service Retail Center	(b)	300	-	1,593	-	300	1,593	1,893	928	Jul-86	11/6/84	3-40 yrs.
Less: Provision for impairment of real estate	-	-	-	(250)	-	(41)	(209)	(250)	-
Promo Retail	(b)	811	-	5,943	-	801	5,953	6,754	2,920	Feb-93	11/6/84	10-40 yrs.
Less: Provision for impairment of real estate	-	-	-	(119)	-	(7)	(112)	(119)	-
TGI Friday’s	(b)	181	1,624	4	-	181	1,628	1,809	685	N/A	2/28/97	40yrs.
Promo Retail II (formerly known as Circuit City)	(b)	284	-	1,709	-	450	1,543	1,993	659	Jul-96	11/6/84	20-40yrs.
Mimi’s Café	(b)	149	675	65	-	150	739	889	368	Jul-98	11/6/84	40yrs.
Palm Court Retail I	(b)	194	617	192	-	183	820	1,003	338	Jul-98	11/6/84	40yrs.
Palm Court Retail II	(b)	212	636	5	-	204	649	853	283	Jul-98	11/6/84	40yrs.
	28,658	4,421	3,552	54,173	-	4,617	57,529	62,146	25,511
Construction in progress - 1.6 acres	-	-	-	-	-	-	-	-	-
	-	-	-	-	-	-	-	-	-
Land held for development - 14.7 acres	-	2,750	-	4,925	-	7,407	268	7,675	-	N/A	11/6/84	N/A
Less: Provision for impairment of real estate	-	(2,750)	-	(4,925)	-	(7,407)	(268)	(7,675)	-
	-	-	-	-	-	-	-	-	-

	$28,658	$4,421	$3,552	$54,173	$-	$4,617	$57,529	$62,146	$25,511

The aggregate cost of land and buildings for federal income tax purposes is $84,615.

(a)	Carnegie Business Center I, Vanderbilt Plaza, Northcourt Plaza and North River Place are collateral for the debt of line of credit in the amount of $7,749.
(b)	One Vanderbilt, Service Retail Center, Promo Retail, TGI Friday’s, Promotional Retail II, Mimi Café, Palm Court Retail I and II are collateral for debt in the aggregate amount of $20,909.

(continued)

34

RANCON REALTY FUND IV,

A CALIFORNIA LIMITED PARTNERSHIP, AND SUBSIDIARIES

SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION

(in thousands)

Reconciliation of gross amount at which real estate was carried for the years ended December 31, 2013 and 2012:

	2013	2012
Investments in real estate:
Balance at beginning of year	$64,177	$65,714
Additions during year	951	789
Provision for impairment	(1,900)	-
Write-off of fully depreciated rental property	(1,082)	(2,286)
Sales of real estate	-	(40)

Balance at end of year	$62,146	$64,177

Accumulated Depreciation:

Balance at beginning of year	$23,518	$22,757
Additions charged to expense	3,075	3,047
Write-off of fully depreciated rental property	(1,082)	(2,286)
Sales of real estate	-	-

Balance at end of year	$25,511	$23,518

See accompanying independent registered public accounting firm’s report.

35

EXHIBIT INDEX

Exhibit No.	Exhibit Title

(3.1)	Second Amended and Restated Certificate and Agreement of Limited Partnership of the Partnership (included as Exhibit B to the Prospectus dated December 29, 1986, as amended on January 5, 1987, filed pursuant to Rule 424(b), file number 2-90327), is incorporated herein by reference.

(3.2)	First Amendment to the Second Amended and Restated Agreement and Certificate of Limited Partnership of the Partnership, dated March 11, 1991 (included as Exhibit 3.2 to 10-K dated October 31, 1992, file number 0-14207), is incorporated herein by reference.

(3.3)	Limited Partnership Agreement of RRF IV Tri-City Limited Partnership, a Delaware limited partnership of which Rancon Realty Fund IV, a California Limited Partnership is the limited partner (filed as Exhibit 3.3 to the Partnership’s annual report on Form 10-K for the year ended December 31, 1996, file number 0-14207), is incorporated herein by reference.

(10.1)	First Amendment to the Second Amended Management, Administration and Consulting Agreement and amendment thereto for services rendered by Glenborough Corporation, dated August 31, 1998 (filed as Exhibit 10.1 to the Partnership’s annual report on Form 10-K for the year ended December 31, 1998, file number 0-14207), is incorporated herein by reference.

(10.2)	Promissory note in the amount of $6,400,000, dated April 19, 1996, secured by Deeds of Trust on three of the Partnership’s Properties (filed as Exhibit 10.6 to the Partnership’s annual report on Form 10-K for the year ended December 31, 1996, file number 0-14207), is incorporated herein by reference.

(10.3)	Agreement for Acquisition of Management Interests, dated December 20, 1994 (filed as Exhibit 10.3 to the Partnership’s quarterly report on Form 10-Q for the quarter ended September 30, 2003, file number 0-14207), is incorporated herein by reference.

(10.4)	Property Management and Services Agreement dated July 30, 2004 (filed as Exhibit 10.4 to the Partnership’s quarterly report on Form 10-Q for the quarter ended September 30, 2004), is incorporated herein by reference.

(10.5)	First Amendment to Property Management and Services Agreement dated March 30, 2005 (filed as Exhibit 10.4 to the Partnership’s current report on Form 8-K filed with the SEC on February 27, 2010), is incorporated herein by reference.

(10.6)	Second Amendment to Property Management and Services Agreement dated December 1, 2005 (filed as Exhibit 10.4 to the Partnership’s current report on Form 8-K filed with the SEC on February 27, 2010), is incorporated herein by reference.

(10.7)	Third Amendment to Property Management and Services Agreement dated May 1, 2006 (filed as Exhibit 10.4 to the Partnership’s current report on Form 8-K filed with the SEC on February 27, 2010), is incorporated herein by reference.

(10.8)	Fourth Amendment to Property Management and Services Agreement dated March 1, 2010 (filed as Exhibit 10.4 to the Partnership’s current report on Form 8-K filed with the SEC on February 27, 2010), is incorporated herein by reference.

(10.9)	Promissory note in the amount of $24,100,000, dated November 15, 2005 secured by Deeds of Trust on eight of the Partnership’s Properties (filed as Exhibit 10.9 to the Partnership’s annual report on Form 10-K for the year ended December 31, 2009), is incorporated herein by reference.

(31)	Section 302 Certification of Daniel L. Stephenson, Chief Executive Officer and Chief Financial Officer of the General Partner and the Partnership.

(32)	Section 906 Certification of Daniel L. Stephenson, Chief Executive Officer and Chief Financial Officer of the General Partner and the Partnership.*

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Labels Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

* This certification, required by Section 906 of the Sarbanes-Oxley Act of 2002, other than as required by Section 906, is not to be deemed “filed” with the SEC or subject to the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of said Act.

36

EXHIBIT 31

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

I, DANIEL L. STEPHENSON, certify that:

1.	I have reviewed this annual report on Form 10-K of RANCON REALTY FUND IV;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13(a)-15(e) and 15d-15(e) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15(d)-15(f))for the registrant and I have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant is made known to me by others within those entities, particularly during the period in which this report is being prepared;

b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles;

c)	evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)	disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonable likely to materially affect, the registrant’s internal control over financial reporting; and

5.	I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's independent registered public accounting firm and the audit committee of registrant's board of directors (or persons performing the equivalent function):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: March 21, 2014

/s/ Daniel L. Stephenson
Daniel L. Stephenson, General Partner
Rancon Realty Fund IV

EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 *

In connection with the annual report of Rancon Realty Fund IV (“the Partnership") on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission (the "Report"), I, Daniel L. Stephenson, General Partner of the Partnership, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that I perform the functions of chief executive officer and chief financial officer of the Partnership, and that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership at the dates and for the periods indicated.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form with the electronic version of this written statement required by Section 906, has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

* This certification, required by Section 906 of the Sarbanes-Oxley Act of 2002, other than as required by Section 906, is not to be deemed “filed” with the SEC or subject to the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of said Act.

Date: March 21, 2014	/s/ Daniel Stephenson
Daniel L. Stephenson, General Partner
Rancon Realty Fund IV

PROPOSED LIQUIDATION AND DISSOLUTION

RANCON REALTY FUND IV, A CALIFORNIA LIMITED PARTNERSHIP

CONSENT FORM

THIS CONSENT IS SOLICITED BY THE GENERAL PARTNERS ON BEHALF OF THE PARTNERSHIP. THE GENERAL PARTNERS RECOMMEND A VOTE FOR THE LIQUIDATION.

The undersigned, a Limited Partner of Rancon Realty Fund IV, a California Limited Partnership (the “Partnership”), and the holder of limited partner units (“Units”), acting with respect to all such Units held by the undersigned on April 21, 2014, takes the following actions with respect to the proposal[s] of the Partnership:

Proposal to sell all of the Partnership’s assets and dissolve the Partnership pursuant to the proposed Plan of Liquidation and Dissolution.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice for Action by Written Consent and the Consent Solicitation Statement with respect thereto and hereby revokes any consent or consents heretofore given. This consent may be revoked at any time prior to the completion or abandonment of the Consent Solicitation.

PLEASE COMPLETE, DATE AND SIGN THIS CONSENT FORM AND RETURN IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE, OR IN ACCORDANCE WITH THE VOTING INSTRUCTIONS BELOW.

This Consent Form must be signed exactly as your name appears above. If more than one name appears, all persons must sign. Attorneys, Executors, Administrators, Trustees and Guardians must indicate the capacity in which they sign. If a corporation, the signature must be that of a duly authorized officer who must state his or her title. If a partnership, the signer must indicate the capacity of the duly authorized person executing on behalf of the partnership.

Signature	Date

Signature	Date

CONSENT FORM VOTING INSTRUCTIONS

(select one of the following)

MAIL – Date, sign and mail your Consent Form in the Business Reply envelope provided as soon as possible.

FACSIMILE – Date, sign and fax your Consent Form to 925-371-0167.

E-MAIL – Date, sign, scan and e-mail your Consent Form to proxy@myinvestment.com.

If you have any questions, require assistance in voting your Consent Form, or need additional copies of materials, please contact Preferred Partnership Services, Inc., at the phone number, fax number or e-mail listed below.

PREFERRED PARTNERSHIP SERVICES, INC.

261 Boeing Court Livermore, CA 94551

Toll Free 888-909-7774 Fax: 925-371-0167

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